                          COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-HE1
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION


                             COMPUTATIONAL MATERIALS

                          $[410,030,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-HE1



                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER



                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE




                                 APRIL 15, 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-HE1
--------------------------------------------------------------------------------



Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-HE1
--------------------------------------------------------------------------------


                                   TERM SHEET
                                 APRIL 15, 2005
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-HE1
                          $[410,030,000] (APPROXIMATE)
                               SUBJECT TO REVISION



                  APPROX                           WAL (YRS)      PAYMENT WINDOW    PAYMENT     INTEREST
CLASS             SIZE ($)          COUPON         (CALL(4)/         (CALL(4)/       DELAY      ACCRUAL
                                                   MATURITY)          MATURITY)
-----             --------          ------         ---------      --------------    -------     --------
CLASS A-1A      137,747,000                                       Information not provided hereby

CLASS A-1B       34,436,000                                       Information not provided hereby

CLASS A-2A      108,678,000     LIBOR + [ ] (1),   1.00 / 1.00    1 - 24 / 1 - 24        0       Actual/360
                                (2)
CLASS A-2B       56,753,000     LIBOR + [ ] (1),   3.00 / 3.00    24 - 62 / 24 - 62      0       Actual/360
                                (2)
CLASS A-2C       25,259,000     LIBOR + [ ] (1),   5.93 / 7.93    62 - 74 / 62 - 177     0       Actual/360
                                (2)
CLASS M-1        21,910,000     LIBOR + [ ] (1),   4.32 / 4.74    40 - 74 / 40 - 131     0       Actual/360
                                (3)
CLASS M-2        16,067,000     LIBOR + [ ] (1),   4.23 / 4.54    38 - 74 / 38 - 113     0       Actual/360
                                (3)
CLASS M-3         2,504,000     LIBOR + [ ] (1),   4.20 / 4.37    38 - 74 / 38 - 89      0       Actual/360
                                (3)
CLASS B-1         2,504,000     LIBOR + [ ] (1),   4.20 / 4.29    38 - 74 / 38 - 84      0       Actual/360
                                (3)
CLASS B-2         2,086,000     LIBOR + [ ] (1),   4.15 / 4.16    37 - 74 / 37 - 77      0       Actual/360
                                (3)
CLASS B-3         2,086,000     LIBOR + [ ] (1),   4.03 / 4.03    37 - 70 / 37 - 70      0       Actual/360
                                (3)
CLASS B-4(6)      2,086,000                                       Information not provided hereby

CLASS B-5(6)      3,130,000                                       Information not provided hereby
                -----------
TOTAL:          415,246,000
                ===========

                EXPECTED   STATED
                  FINAL      FINAL    EXPECTED RATINGS
CLASS           MATURITY   MATURITY   (FITCH / MOODY'S/
                  (4)        (5)          [S&P])
-----           --------   --------   -----------------
CLASS A-1A                              AAA/Aaa/[AAA]

CLASS A-1B                              AAA/Aaa/[AAA]

CLASS A-2A      Mar-2007   Feb-2036     AAA/Aaa/[AAA]

CLASS A-2B      May-2010   Feb-2036     AAA/Aaa/[AAA]

CLASS A-2C      May-2011   Feb-2036     AAA/Aaa/[AAA]

CLASS M-1       May-2011   Feb-2036      AA/Aa2/[AA]

CLASS M-2       May-2011   Feb-2036       A/A2/[A+]

CLASS M-3       May-2011   Feb-2036       A-/A3/[A+]

CLASS B-1       May-2011   Feb-2036     BBB+/Baa1/[A+]

CLASS B-2       May-2011   Feb-2036      BBB/Baa2/[A]

CLASS B-3       Jan-2011   Feb-2036     BBB-/Baa3/[A-]

CLASS B-4(6)                            BB+/Ba1/[BBB+]

CLASS B-5(6)                             BB/Ba2/[BBB]

TOTAL:



1)    Subject to the Available Funds Cap.

2) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class A-1A, Class A-1B, Class A-2A, Class A-2B and Class A-2C Certificates will increase to 2x its respective margin.

3) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates will increase to 1.5x its respective margin.

4) The Certificates will be priced at 20% HEP for the fixed rate mortgage loans and at 100% PPC (2% CPR in month 1, building linearly (rounded to the nearest hundredth) to 30% CPR in month 12, remaining at 30% CPR until month 22, 50% CPR, from month 23 to month 27, and 35% CPR in month 28 and thereafter) for the adjustable rate mortgage loans. Assumes 10% optional termination occurs.

5)    Latest maturity date for any mortgage loan plus one year.

6) The Class B-4 and Class B-5 Certificates will be privately placed. All information presented herein with respect to the Class B-4 and Class B-5 Certificates is solely to assist your understanding of the Offered Certificates.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-HE1
--------------------------------------------------------------------------------

                                    CONTACTS

MBS/ABS TRADING/SYNDICATE
Scott Soltas                     212-449-3659     scott_soltas@ml.com
Vince Mora                       212-449-1437     vince_morajr@ml.com
Charles Sorrentino               212-449-3659     charles_sorrentino@ml.com
Colin Sheen                      212-449-3659     colin_sheen@ml.com
Edgar Seah                       212-449-3659     edgar_seah@ml.com

GLOBAL ASSET BACKED FINANCE
Matt Whalen                      212-449-0752     matthew_whalen@ml.com
Paul Park                        212-449-6380     paul_park@ml.com
Tom Saywell                      212-449-2122     tom_saywell@ml.com
Alan Chan                        212-449-8140     alan_chan@ml.com
Fred Hubert                      212-449-5071     fred_hubert@ml.com
Alice Chu                        212-449-1701     alice_chu@ml.com
Sonia Lee                        212-449-5067     sonia_lee@ml.com
Oleg Saitskiy                    212-449-1901     oleg_saitskiy@ml.com
Keith Singletary                 212-449-9431     keith_singletary@ml.com
Calvin Look                      212-449-5029     calvin_look@ml.com

FITCH
Michael Zentz                    212-908-0717     michael.zentz@fitchratings.com

STANDARD & POOR'S
Keith Smith                      212-438-1643     keith_smith@sandp.com

MOODY'S
Wen Zhang                        212-553-7710     wen.zhang@moodys.com


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-HE1
--------------------------------------------------------------------------------

TITLE OF CERTIFICATES          Merrill Lynch Mortgage Investors, Inc., Mortgage
                               Loan Asset-Backed Certificates Series 2005-HE1, consisting of:

                               Class A-1A and Class A-1B Certificates
                               (collectively, the "Class A-1 Certificates"),

                               Class A-2A, Class A-2B and Class A-2C
                               Certificates (collectively, the "Class A-2
                               Certificates", and together with the Class A-1 Certificates, the "Class A Certificates"),

                               Class M-1, Class M-2 and Class M-3 Certificates (collectively, the "Class M Certificates"), and Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates (collectively, the "Class B Certificates")

                               The Class A Certificates, the Class M
                               Certificates and the Class B Certificates are collectively known as the "Offered Certificates". The Class M and Class B Certificates are collectively known as the "Subordinate Certificates".

UNDERWRITER                    Merrill Lynch, Pierce, Fenner & Smith
                               Incorporated

DEPOSITOR                      Merrill Lynch Mortgage Investors, Inc.

SELLER                         Merrill Lynch Mortgage Capital Inc.

SERVICER                       Wilshire Credit Corporation

TRUSTEE                        Wells Fargo Bank, N.A.

CUT-OFF DATE                   March 1, 2005

PRICING DATE                   On or about April [15], 2005

CLOSING DATE                   On or about April [21], 2005

DISTRIBUTION DATES             Distribution of principal and interest on
                               the Certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in April 2005.

ERISA CONSIDERATIONS           The Offered Certificates will be ERISA eligible
                               as of the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue
                               Code of an ERISA Plan's acquisition and ownership of such Offered Certificates.

LEGAL INVESTMENT               The Offered Certificates will not constitute
                               "mortgage-related securities" for the purposes of SMMEA.

TAX STATUS                     For federal income tax purposes, the Trust
                               Fund will include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit" ("REMIC").


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-HE1
--------------------------------------------------------------------------------


OPTIONAL TERMINATION           The Trustee will be required to effect an auction
                               of the assets of the Trust Fund when the aggregate stated principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date. The auction will be effected via a solicitation of bids from at least three bidders. Any such auction will result in the termination of the Trust Fund only if the highest bid received is at least equal to the sum of (i) the aggregate outstanding principal balance of the Mortgage
                               Loans, plus accrued interest on the Mortgage
                               Loans, (ii) any unreimbursed out-of-pocket costs and expenses and the principal portion of Advances, in each case previously incurred by the Servicer in the performance of its servicing obligations, (iii) certain amounts described in the Prospectus Supplement, and (iv) the costs incurred by the Trustee in connection with such auction.

MORTGAGE LOANS                 The mortgage loans will consist of fixed and
                               adjustable rate, first and second lien, sub-prime mortgage loans ("Mortgage Loans") serviced by Wilshire Credit Corporation and underwritten in accordance with the underwriting guidelines of eight different originators. Approximately
                               27.31%, 25.76% and 12.43% were underwritten in accordance with the underwriting guidelines of Fremont, Fieldstone and CIT, respectively. The remaining Mortgage Loans were originated by five different originators, none of which originated mortgage loans representing more than approximately 10.00% of the Mortgage Loans. The information described herein is based on a pool of Mortgage Loans having an aggregate principal balance of approximately $417,335,576, as of the Cut-Off Date.

                               The mortgage pool will be divided into two groups referred to as Group I and Group II. Group I will consist of fixed rate and adjustable rate mortgage loans that had a principal balance at origination of no more than $359,650 if a single-unit property (or $539,475 if the property is located in Hawaii or Alaska), $460,400 if a two-unit property (or $690,600 if the property is located in Hawaii or Alaska), $556,500 if a three-unit property (or $834,750 if the property is located in Hawaii or Alaska), or $691,600 if a four-unit property (or $1,037,400 if the property is located in Hawaii or Alaska) and second lien fixed rate mortgage loans that had a principal balance at origination of no more than $179,825 (or $269,725 if the property is located in Hawaii or Alaska). Group II will consist of fixed rate and adjustable rate mortgage loans that had principal balances at origination that may or may not conform to the criteria specified above for mortgage loans included in Group I.

TOTAL DEAL SIZE                Approximately $[415,246,000]

ADMINISTRATIVE FEES            The Servicer and the Trustee will be paid fees
                               aggregating 52 bps per annum (payable monthly) on the stated principal balance of the Mortgage
                               Loans.

CREDIT ENHANCEMENTS            1. Mortgage Insurance

                               2. Excess interest

                               3. Over-Collateralization

                               4. Subordination

MORTGAGE INSURANCE             As of the cut-of date, approximately 45% of the
                               mortgage loans will be covered by a mortgage insurance policy issued by Mortgage Guaranty
                               Insurance Corporation and approximately 44% of the mortgage loans will be covered by a mortgage insurance policy issued by PMI Group, Inc. Each
                               Policy will only cover losses pursuant to formulas described in such policy, down to 60% of the value of the related mortgaged property.

EXCESS INTEREST                Excess interest cashflow will be available as
                               credit enhancement.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-HE1
--------------------------------------------------------------------------------


OVER-COLLATERALIZATION         The over-collateralization ("O/C") amount is
                               equal to the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Certificates. On the Closing Date, the over-collateralization amount will equal approximately 0.50% of the aggregate principal balance of the Mortgage Loans. To the extent the over-collateralization amount is reduced below the over- collateralization target amount (i.e., 0.50% of the aggregate principal balance of the Mortgage Loans as of the Closing
                               Date), excess cashflow will be directed to build
                               O/C until the over-collateralization target amount is restored.

                               Initial: Approximately 0.50% of original balance

                               Target: 0.50% of original balance before stepdown, 1.00% of current balance after stepdown

                               Floor:   0.50% of original balance

                               (PRELIMINARY AND SUBJECT TO REVISION)


SUBORDINATION (1):         CLASSES           RATING (F/M/[S])      SUBORDINATION
                           -------           ----------------      -------------
                           Class A           AAA/AAA               13.05%
                           Class M-1         AA/Aa2/[AA]           7.80%
                           Class M-2         A/A2/[A+]             3.95%
                           Class M-3         A-/A3/[A+]            3.35%
                           Class B-1         BBB+/Baa1/[A+]        2.75%
                           Class B-2         BBB/Baa2/[A]          2.25%
                           Class B-3         BBB-/Baa3/[A-]        1.75%
                           Class B-4         BB+/Ba1/[BBB+]        1.25%
                           Class B-5         BB/Ba2/[BBB]          0.50%

CLASS SIZES:               CLASSES           RATING (F/M/[S])      CLASS SIZES
                           -------           ----------------      -----------
                           Class A           AAA/AAA               86.95%
                           Class M-1         AA/Aa2/[AA]           5.25%
                           Class M-2         A/A2/[A+]             3.85%
                           Class M-3         A-/A3/[A+]            0.60%
                           Class B-1         BBB+/Baa1/[A+]        0.60%
                           Class B-2         BBB/Baa2/[A]          0.50%
                           Class B-3         BBB-/Baa3/[A-]        0.50%
                           Class B-4         BB+/Ba1/[BBB+]        0.50%
                           Class B-5         BB/Ba2/[BBB]          0.75%

(1) The subordination includes the initial over-collateralization level of approximately 0.50%.

INTEREST ACCRUAL               Interest will initially accrue from the Closing
                               Date to (but excluding) the first Distribution
                               Date, and thereafter, from the prior Distribution
                               Date to (but excluding) the current Distribution
                               Date.

COUPON STEP UP                 If the 10% optional termination does not occur on
                               the first distribution date on which it is possible, (i) the margin on each of the Class A
                               Certificates will increase to 2x its respective margin, and (ii) the margin on each of the Class
                               M and Class B Certificates will increase to 1.5x its respective margin.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-HE1
--------------------------------------------------------------------------------

AVAILABLE FUNDS CAP           Class A-1 Certificates: The per annum rate equal
                              to (A) 12 times the quotient of (x) the total scheduled interest based on the Group I Net
                              Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group I Mortgage Loans as of the first day of the applicable accrual period, multiplied by 30 and divided by the actual number of days in the related accrual period.

                              Class A-2 Certificates: The per annum rate equal to (A) 12 times the quotient of (x) the total scheduled interest based on the Group II Net Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group II Mortgage Loans as of the first day of the applicable accrual period, multiplied by 30 and divided by the actual number of days in the related accrual period.

                              Subordinate Certificates: The per annum rate equal to the weighted average (weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group, the current principal balance of the related Class A Certificates) of the Class A-1 Available Funds Cap and the Class A-2 Available Funds Cap.

                              "Net Mortgage Rate" means, with respect to any mortgage loan the mortgage rate on such mortgage loan less the administrative fees.

CAP CONTRACTS                 The Certificates will each have the benefit of one
                              of the three cap contracts as specified below:

                                                                              BEGINNING       1ML STRIKE, UPPER
                              CLASS                      NUMBER OF MONTHS  DISTRIBUTION DATE       COLLAR
                              -----                      ----------------  -----------------  -----------------
                              Class A-1 Certificates            37              April 2005           9.29%
                              Class A-2 Certificates            74              April 2005           9.30%
                              Subordinate Certificates          73              April 2005           8.32%

                              Payments received on the related cap contract will be available to pay amounts to the holders of the Certificates, in respect of shortfalls arising as a result of the applicable Available Funds Cap, as described herein (except to the extent attributable to the fact that Realized Losses are not allocated to the Class A Certificates after the Subordinate Certificates have been written down to zero).

SHORTFALL                     If on any Distribution Date the pass-through rate
REIMBURSEMENT                 for any class of Certificates is limited by the
                              related Available Funds Cap, (1) the amount of such interest that would have been distributed if the pass- through rate had not been so limited by the related Available Funds Cap, up to but not exceeding the greater of (a) the related Maximum
                              Rate Cap and (b) the sum of (i) the related
                              Available Funds Cap and (ii) the product of (A) a fraction, the numerator of which is 360 and the denominator of which is the actual number of days in the related Accrual period and (B) the quotient obtained by dividing (I) and amount equal to the proceeds, if any, payable under the related Cap
                              Contract with respect to such Distribution Date by
                              (II) the aggregate Certificated Principal Balance of each of the Classes of Certificates to which such Cap Contract relates for such Distribution
                              Date over (2) the amount of interest such class was entitled to receive on such Distribution Dated based on the related Available Funds Cap together with the unpaid portion of any such excess from prior Distribution Dates and interest accrued thereon at the then applicable Pass-Through Rate for such class, without giving effect to the related Available Funds Cap. Such reimbursement will be paid only on a subordinated basis. No such Carryover with respect to a Class will be paid to such Class once the Certificate principal balance thereof has been reduced to zero.

MAXIMUM RATE CAP              A rate calculated in the same manner as the
                              related Available Funds Cap, but based on the net maximum mortgage rate rather than the net mortgage rate.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-HE1
--------------------------------------------------------------------------------


CASHFLOW PRIORITY        1.   Administrative Fees.

                         2. Available interest funds, as follows: monthly interest, including any unpaid monthly interest from prior months, concurrently, to the Class A Certificates; then monthly interest, including any unpaid monthly interest from prior months, to the Class M-1 Certificates, then to the Class M-2 Certificates, then to the Class M-3 Certificates, then to the Class B-1 Certificates, then to the Class B-2 Certificates, then to the Class B-3 Certificates, then to the Class B-4 Certificates, and then to the Class B-5 Certificates.

                         3. Available principal funds, as follows: monthly principal to the Class A Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class M-1 Certificates, then monthly principal to the Class M-2 Certificates, then monthly principal to the Class M-3 Certificates, then monthly principal to the Class B-1 Certificates, then monthly principal to the Class B-2 Certificates, then monthly principal to the Class B-3 Certificates, then monthly principal to the Class B-4 Certificates, and then monthly principal to the Class B-5 Certificates, in each case as described under "PRINCIPAL PAYDOWN."

                         4. Excess interest in the order as described under "PRINCIPAL PAYDOWN" if necessary to restore O/C to the required level.

                         5. Excess interest to pay subordinate principal shortfalls.

                         6. Excess interest to pay Carryover resulting from imposition of the related Available Funds Cap.

                         7. Any remaining amount will be paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the Offered Certificates or Class B-4 and Class B-5 Certificates.

                         Payments received on the related Cap Contracts will only be available to the Certificates to pay amounts in respect of Carryovers other than any Carryovers resulting from the fact that realized losses are not allocated to the Class A Certificates after the Class M and Class B Certificates have been written down to zero. Any excess of amounts received on the related Cap Contracts over amounts needed to pay such Carryovers on the Certificates will be distributed in respect of other classes of certificates not described herein.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-HE1
--------------------------------------------------------------------------------

PRINCIPAL PAYDOWN
IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

     1) The Group I Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-1 Certificates.

     2) The Group II Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-2 Certificates.

     Group I Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group I mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from all of the Mortgage Loans and distributable on such Distribution Date.

     Group II Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group II mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from all of the Mortgage Loans and distributable on such Distribution Date.

     Principal distributions allocated to the Class A-1 Certificates will be distributed pro rata between the Class A-1A and Class A-1B Certificates; provided that in the event that a Class A-1 Trigger Event (as defined below) has occurred, amounts allocated to the Class A-1 Certificates will be distributed to the Class A-1A and Class A-1B Certificates sequentially in such order.

     Principal distributions allocated to the Class A-2 Certificates will be distributed to the Class A-2A Certificates until the Certificate principal balance thereof has been reduced to zero, then to the Class A-2B Certificates until the Certificate principal balance thereof has been reduced to zero and then to the Class A-2C Certificates until the Certificate principal balance thereof has been reduced to zero; provided, however, that on and after the Distribution Date on which the aggregate Certificate Principal Balance of the Subordinate Certificates have been reduced to zero, any principal distributions allocated to the Class A-2A, Class A-2B and Class A-2C Certificates are required to be allocated pro rata among such classes of Certificates based on their respective Certificate Principal Balances, until their Certificate Principal Balances have been reduced to zero.

     After the Certificate principal balance of either the Class A-1 or Class A-2 Certificates has been reduced to zero, the amounts remaining referred to in (1) or (2) above, as applicable, will be distributed to the Class A-1 or Class A-2 Certificates (i.e., whichever such class or classes remain outstanding), as the case may be. After the aggregate Certificate principal balance of both the Class A-1 and Class A-2 Certificates has been reduced to zero, the amounts remaining referred to in (1) and (2) above will be distributed sequentially to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates.

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

     All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates, second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class M-3 Certificates, fifth to the Class B-1 Certificates, sixth to the Class B-2 Certificates, seventh to the Class B-3 Certificates, eighth to the Class B-4 Certificates, ninth to the Class B-5 Certificates, in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are approximately as follows:


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-HE1
--------------------------------------------------------------------------------


       CLASS A                                                 26.10%*
       CLASS M-1                                               15.60%*
       CLASS M-2                                                7.90%*
       CLASS M-3                                                6.70%*
       CLASS B-1                                                5.50%*
       CLASS B-2                                                4.50%*
       CLASS B-3                                                3.50%*
       CLASS B-4                                                2.50%*
       CLASS B-5                                                1.00%*

       *    includes overcollateralization

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)    The Distribution Date is on or after the April 2008 Distribution Date;

ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

iii)  A Trigger Event does not exist.

SUBORDINATE       The first Distribution Date on which the Required Percentage
CLASS PRINCIPAL   (i.e., the sum of the outstanding principal balance of the
DISTRIBUTION      subordinate Certificates and the O/C amount divided by the
DATE              aggregate stated principal balance of the Mortgage Loans, as of the end of the related due period) is greater than or equal to the Senior Specified Enhancement Percentage (including
                  O/C), which is equal to two times the initial Class A subordination percentage.

                  SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:
                  26.10%
                  or
                  (12.55%+0.50%)*2


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-HE1
--------------------------------------------------------------------------------


STEPDOWN LOSS TRIGGER         The situation that exists with respect to any
EVENT                         Distribution Date after the Stepdown Date, if (a)
                              the quotient of (1) the aggregate Stated Principal
                              Balance of all Mortgage Loans 60 or more days delinquent, measured on a rolling three month basis (including Mortgage Loans in foreclosure and REO Properties) and (2) the Stated Principal
                              Balance of all the Mortgage Loans as of the preceding Servicer Remittance Date, equals or exceeds the product of (i) [40]% and (ii) the Required Percentage or (b) the quotient (expressed as a percentage)of (1) the aggregate Realized
                              Losses incurred from the Cut-off Date through the last day of the calendar month preceding such Distribution Date and (2) the aggregate principal balance of the Mortgage Loans as of the Cut-off
                              Date exceeds the Required Loss Percentage shown below.

DISTRIBUTION DATE OCCURRING        REQUIRED LOSS PERCENTAGE
---------------------------        ------------------------
April 2008 - March 2009            [1.50]% with respect to April 2008, plus an
                                   additional 1/12th of [0.50]% for each month
                                   thereafter
April 2009 - March 2010            [2.00]% with respect to April 2009, plus an
                                   additional 1/12th of [0.75]% for each month
                                   thereafter
April 2010 - March 2011            [2.75]% with respect to April 2010, plus an
                                   additional 1/12th of [0.25]% for each month
                                   thereafter
April 2011 and thereafter          [3.00]%

CLASS A-1 TRIGGER EVENT       A Class A-1 Trigger Event is identical to a Step
                              Down Loss Trigger Event provided that during the period from April 2005 - March 2008 a Required
                              Loss Percentage of [1.50]% shall be in effect.

PROSPECTUS                    The Offered Certificates will be offered pursuant
                              to a Prospectus which includes a Prospectus
                              Supplement (together, the "Prospectus"). Complete information with respect to the Offered
                              Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                              Certificates may not be consummated unless the purchaser has received the Prospectus.

MORTGAGE LOAN TABLES          The following tables describe the mortgage loans
                              and the related mortgaged properties as of the Cut-Off Date. The sum of the columns below may not equal the total indicated due to rounding.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-HE1
                          TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------


Aggregate Outstanding Principal Balance                             $417,335,576
Aggregate Original Principal Balance                                $418,576,935
Number of Mortgage Loans                                                   2,400

                                    MINIMUM                  MAXIMUM                  AVERAGE (1)
                                    -------                  -------                  -----------
Original Principal Balance          $10,000                  $870,000                 $174,407
Outstanding Principal Balance       $ 9,807                  $870,000                 $173,890

                                    MINIMUM                  MAXIMUM           WEIGHTED AVERAGE (2)
                                    -------                  -------           --------------------
Original Term (mos)                  180                      360                      354
Stated remaining Term (mos)          171                      359                      349
Loan Age (mos)                        1                        10                       5
Current Interest Rate               4.990%                   14.350%                  7.193%
Initial Interest Rate Cap(4)        1.000%                   3.000%                   2.733%
Periodic Rate Cap(4)                1.000%                   2.000%                   1.278%
Gross Margin(4)                     3.990%                   9.270%                   6.401%
Maximum Mortgage Rate(4)           10.990%                   17.850%                  13.453%
Minimum Mortgage Rate(4)            4.240%                   10.850%                  6.936%
Months to Roll(4)                     5                        59                       25
Original Loan-to-Value              15.63%                   100.00%                  83.56%
Credit Score (3)                     500                      798                      646

                                             EARLIEST                 LATEST
                                             --------                 ------
Maturity Date                               06/01/2019               02/01/2035

LIEN POSITION                                          PERCENT OF MORTGAGE POOL
-------------                                          ------------------------
1st Lien                                                       97.01%
2nd Lien                                                       2.99%

OCCUPANCY                                              PERCENT OF MORTGAGE POOL
---------                                              ------------------------
Primary                                                       85.53%
Second Home                                                   8.49%
Investment                                                    5.97%

LOAN TYPE                                              PERCENT OF MORTGAGE POOL
---------                                              ------------------------
Fixed Rate                                                    15.90%
ARM                                                           84.10%

AMORTIZATION TYPE                                      PERCENT OF MORTGAGE POOL
-----------------                                      ------------------------
Fully Amortizing                                              72.55%
Interest Only                                                 24.76%
Balloon                                                       2.69%

YEAR OF ORIGINATION                                    PERCENT OF MORTGAGE POOL
-------------------                                    ------------------------
2004                                                         95.30%
2005                                                         4.70%

LOAN PURPOSE                                           PERCENT OF MORTGAGE POOL
------------                                           ------------------------
Purchase                                                     53.62%
Refinance - Rate/Term                                        3.07%
Refinance - Cashout                                          43.31%

PROPERTY TYPE                                          PERCENT OF MORTGAGE POOL
-------------                                          ------------------------
Single Family                                                 71.39%
Two-to-Four Family                                            10.60%
Planned Unit Development                                      9.92%
Condominium                                                   7.87%
Townhouse                                                     0.16%
Manufactured Housing                                          0.05%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

(4)  ARM Loans only


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-HE1
                          TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------


MORTGAGE RATES

                       NUMBER   AGGREGATE                         WEIGHTED     AVERAGE    WEIGHTED
                         OF     PRINCIPAL   PERCENT OF WEIGHTED   AVERAGE     PRINCIPAL   AVERAGE   PERCENT
RANGE OF              MORTGAGE   BALANCE     MORTGAGE  AVERAGE     CREDIT      BALANCE    ORIGINAL    FULL    PERCENT
MORTGAGE RATES         LOANS   OUTSTANDING     POOL     COUPON      SCORE    OUTSTANDING    LTV        DOC      IO
--------------         -----   -----------     ----     ------      -----    -----------    ---        ---      --
5.500% or less           45   $ 13,148,512     3.15%    5.386%      686       $ 292,189    79.00%    86.33%   56.62%
5.501% to 6.000%        173     42,661,144    10.22     5.868       658         246,596    78.30     80.01    56.43
6.001% to 6.500%        322     76,479,509    18.33     6.314       658         237,514    80.83     60.49    40.01
6.501% to 7.000%        450     91,320,071    21.88     6.825       638         202,933    82.00     57.48    25.61
7.001% to 7.500%        360     65,341,843    15.66     7.304       642         181,505    83.22     44.65    17.16
7.501% to 8.000%        317     53,917,077    12.92     7.798       631         170,085    86.27     44.62     8.02
8.001% to 8.500%        196     26,743,100     6.41     8.299       633         136,444    87.27     41.91     3.45
8.501% to 9.000%        143     18,570,065     4.45     8.788       641         129,861    89.20     26.82     6.64
9.001% to 9.500%         89     10,258,525     2.46     9.272       658         115,264    90.94     21.72     1.43
9.501% to 10.000%       133     10,552,525     2.53     9.796       656          79,342    95.13     17.85     0.00
10.001% to 10.500%       36      2,114,051     0.51    10.318       650          58,724    93.83     22.01     0.00
10.501% to 11.000%       67      3,569,207     0.86    10.880       621          53,272    97.05     42.86     0.00
11.001% to 11.500%       17        700,670     0.17    11.356       648          41,216    99.44     50.01     0.00
11.501% to 12.000%       16        781,573     0.19    11.889       662          48,848    97.31     11.33     0.00
12.001% to 12.500%        8        263,051     0.06    12.308       638          32,881    97.27     25.76     0.00
12.501% to 13.000%       16        496,117     0.12    12.882       628          31,007    98.97     10.83     0.00
13.001% to 13.500%        6        188,450     0.05    13.295       654          31,408    97.03      0.00     0.00
13.501% to 14.000%        5        199,723     0.05    13.709       639          39,945    95.60     20.20     0.00
14.001% to 14.500%        1         30,363     0.01    14.350       623          30,363   100.00      0.00     0.00
                   --------   ------------   ------    ------    ------       ---------   ------    ------   ------
TOTAL:                2,400   $417,335,576   100.00%    7.193%      646       $ 173,890    83.56%    52.81%   24.76%
                   ========   ============   ======    ======    ======       =========   ======    ======   ======

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.990% per annum to 14.350% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.193% per annum.





REMAINING MONTHS TO STATED MATURITY

                          NUMBER       AGGREGATE                            WEIGHTED   AVERAGE      WEIGHTED
                            OF         PRINCIPAL     PERCENT OF   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE     PERCENT
RANGE OF                  MORTGAGE      BALANCE       MORTGAGE     AVERAGE   CREDIT    BALANCE      ORIGINAL      FULL     PERCENT
REMAINING TERMS (MONTHS)   LOANS      OUTSTANDING       POOL       COUPON    SCORE    OUTSTANDING     LTV         DOC        IO
------------------------   -----      -----------       ----       ------    -----    -----------     ---         ---        --
169 to 180                  256      $ 13,377,889        3.21%      10.039%   650      $ 52,257       94.92%      44.63%     0.00%
229 to 240                    5           417,055        0.10        8.307    717        83,411       82.55       69.72      0.00
289 to 300                    2           240,680        0.06        7.917    653       120,340       83.50      100.00      0.00
349 to 360                2,137       403,299,952       96.64        7.097    645       188,722       83.18       53.03     25.63
                          -----      ------------      ------        -----    ---      --------       -----       -----     -----
TOTAL:                    2,400      $417,335,576      100.00%       7.193%   646      $173,890       83.56%      52.81%    24.76%
                          =====      ============      ======        =====    ===      ========       =====       =====     =====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 171 months to 359 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 349 months.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-HE1
                          TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------


ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                 NUMBER      AGGREGATE                           WEIGHTED   AVERAGE     WEIGHTED
                                   OF        PRINCIPAL     PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE    PERCENT
RANGE OF ORIGINAL MORTGAGE      MORTGAGE      BALANCE       MORTGAGE    AVERAGE   CREDIT    BALANCE     ORIGINAL    FULL     PERCENT
LOAN PRINCIPAL BALANCES          LOANS      OUTSTANDING       POOL      COUPON    SCORE   OUTSTANDING     LTV        DOC       IO
-----------------------          -----      -----------       ----      ------    -----   -----------     ---        ---       --
$50,000 or less                     201       $6,711,962        1.61%   10.521%      647     $33,393      95.87%    48.46%     0.00%
$50,001 to $100,000                 433       32,677,424        7.83     8.371       648      75,467      88.11     51.39      3.09
$100,001 to $150,000                553       68,859,084       16.50     7.500       639     124,519      83.53     51.21     11.14
$150,001 to $200,000                424       73,534,031       17.62     7.185       642     173,429      83.59     52.03     20.72
$200,001 to $250,000                271       60,502,434       14.50     7.047       638     223,256      82.43     52.77     27.12
$250,001 to $300,000                224       61,224,348       14.67     6.896       645     273,323      82.06     48.70     26.34
$300,001 to $350,000                117       37,966,873        9.10     6.788       645     324,503      83.78     59.27     31.17
$350,001 to $400,000                 85       31,706,151        7.60     6.587       660     373,014      83.60     58.94     46.26
$400,001 to $450,000                 47       20,009,387        4.79     6.647       656     425,732      83.42     70.09     49.30
$450,001 to $500,000                 23       10,950,026        2.62     6.698       653     476,088      83.14     38.72     52.30
$500,001 to $550,000                  7        3,610,819        0.87     6.327       686     515,831      70.89     43.13     57.32
$550,001 to $600,000                  6        3,441,134        0.82     7.561       644     573,522      80.68     16.74     16.74
$600,001 to $650,000                  5        3,221,760        0.77     7.390       708     644,352      84.07     60.11     40.08
$650,001 to $700,000                  2        1,318,039        0.32     6.270       675     659,019      79.41     50.38      0.00
$700,001 to $750,000                  1          732,104        0.18     7.500       676     732,104      81.33      0.00      0.00
$850,001 to $900,000                  1          870,000        0.21     5.700       629     870,000      66.92    100.00    100.00
                                  -----     ------------     ------     -----        ---    --------     -----     -----     -----
TOTAL:                            2,400     $417,335,576     100.00%    7.193%       646    $173,890     83.56%    52.81%    24.76%
                                  =====     ============     ======     =====        ===    ========     =====     =====     =====


As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $9,807 to approximately $870,000 and the average outstanding principal balance of the Mortgage Loans was approximately $173,890.



PRODUCT TYPES

                          NUMBER     AGGREGATE                               WEIGHTED    AVERAGE     WEIGHTED
                            OF       PRINCIPAL      PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE     PERCENT
                         MORTGAGE     BALANCE        MORTGAGE     AVERAGE     CREDIT     BALANCE     ORIGINAL     FULL     PERCENT
PRODUCT TYPES             LOANS     OUTSTANDING        POOL       COUPON      SCORE    OUTSTANDING     LTV         DOC        IO
-------------             -----     -----------        ----       ------      -----    -----------     ---         ---        --
15 Year Fixed Loans         32      $  2,158,153        0.52%     7.610%       656      $  67,442      78.29%    64.59%      0.00%
20 Year Fixed Loans          5           417,055        0.10      8.307        717         83,411      82.55     69.72       0.00
25 Year Fixed Loans          2           240,680        0.06      7.917        653        120,340      83.50    100.00       0.00
30 Year Fixed Loans        319        52,327,097       12.54      7.154        666        164,035      78.55     57.71       9.74
1/29 LIBOR Loans             1            71,845        0.02      8.500        668         71,845      95.00      0.00       0.00
2/28 LIBOR Loans         1,466       276,352,804       66.22      7.239        637        188,508      84.52     49.65      20.30
3/27 LIBOR Loans           147        28,877,715        6.92      6.720        641        196,447      82.42     54.89      36.00
5/25 LIBOR Loans            11         2,347,870        0.56      6.353        670        213,443      79.90     67.44      67.06
5/1 Treasury Loans         193        43,322,621       10.38      6.409        674        224,470      80.86     66.99      69.68
Balloon Loans              224        11,219,737        2.69     10.506        649         50,088      98.12     40.79       0.00
                        ------      ------------      ------     ------       ----      ---------     ------    ------     ------
TOTAL:                   2,400      $417,335,576      100.00%     7.193%       646      $ 173,890      83.56%    52.81%     24.76%
                        ======      ============      ======     ======       ====      =========     ======    ======     ======


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-HE1
                          TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------


AMORTIZATION TYPE

                          NUMBER       AGGREGATE                              WEIGHTED     AVERAGE      WEIGHTED
                            OF         PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE    PERCENT
                         MORTGAGE       BALANCE      MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL    PERCENT
AMORTIZATION TYPE         LOANS       OUTSTANDING      POOL       COUPON      SCORE     OUTSTANDING      LTV        DOC        IO
-----------------         -----       -----------      ----       ------      -----     -----------      ---        ---        --
Fully Amortizing          1,767      $302,769,520     72.55%       7.313%      639       $171,347       83.47%     50.34%      0.00%
Balloon                     224        11,219,737      2.69       10.506       649         50,088       98.12      40.79       0.00
24 Month Interest-Only       89        23,513,801      5.63        6.389       649        264,200       81.93      78.98     100.00
36 Month Interest-Only        7         1,804,300      0.43        6.542       652        257,757       79.10      88.41     100.00
60 Month Interest-Only      313        78,028,219     18.70        6.505       668        249,291       82.37      55.41     100.00
                          -----      ------------    ------        -----       ---       --------       -----      -----      -----
TOTAL:                    2,400      $417,335,576    100.00%       7.193%      646       $173,890       83.56%     52.81%     24.76%
                          =====      ============    ======        =====       ===       ========       =====      =====      =====

ADJUSTMENT TYPE

                       NUMBER      AGGREGATE                               WEIGHTED     AVERAGE        WEIGHTED
                         OF        PRINCIPAL      PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL       AVERAGE     PERCENT
                      MORTGAGE      BALANCE        MORTGAGE     AVERAGE     CREDIT      BALANCE        ORIGINAL     FULL     PERCENT
ADJUSTMENT TYPE        LOANS      OUTSTANDING        POOL       COUPON      SCORE     OUTSTANDING        LTV         DOC       IO
---------------        -----      -----------        ----       ------      -----     -----------        ---         ---       --
ARM                    1,818      $350,972,856       84.10%     7.088%       642       $193,054        83.87%       52.33%    27.99%
Fixed Rate               582        66,362,720       15.90      7.745        663        114,025        81.89        55.30      7.68
                       -----      ------------      ------      -----        ---       --------        -----        -----     -----
TOTAL:                 2,400      $417,335,576      100.00%     7.193%       646       $173,890        83.56%       52.81%    24.76%
                       =====      ============      ======      =====        ===       ========        =====        =====     =====


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-HE1
                          TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------


STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                         NUMBER     AGGREGATE                              WEIGHTED      AVERAGE      WEIGHTED
                           OF       PRINCIPAL     PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE     PERCENT
GEOGRAPHIC              MORTGAGE     BALANCE       MORTGAGE     AVERAGE     CREDIT       BALANCE      ORIGINAL     FULL      PERCENT
DISTRIBUTION              LOANS    OUTSTANDING       POOL        COUPON      SCORE     OUTSTANDING      LTV         DOC        IO
------------              -----    -----------       ----        ------      -----     -----------      ---         ---        --
Alabama                     2      $    152,828       0.04%       7.649%       602      $  76,414      87.45%      100.00%     0.00%
Arizona                    79        12,222,734       2.93        7.002        647        154,718      84.76        59.51     37.65
Arkansas                    6           687,884       0.16        7.431        646        114,647      87.02        58.83      0.00
California                602       148,232,290      35.52        6.682        648        246,233      80.37        56.68     38.12
Colorado                   90        14,905,751       3.57        7.348        643        165,619      86.11        45.09     33.44
Connecticut                35         5,631,200       1.35        7.513        634        160,891      82.01        54.76      0.00
Delaware                    3           443,282       0.11        7.486        620        147,761      85.57        87.72      0.00
District of Columbia        2           429,923       0.10        6.877        668        214,962      84.00         0.00     80.01
Florida                   430        56,776,302      13.60        7.574        633        132,038      82.94        40.22     17.54
Georgia                    59         8,690,460       2.08        7.692        644        147,296      89.14        40.03     14.33
Hawaii                      6         1,314,119       0.31        6.881        678        219,020      78.24        76.06     24.96
Idaho                       6           425,449       0.10        8.511        630         70,908      82.04        94.37     30.07
Illinois                  105        18,584,553       4.45        7.739        637        176,996      88.87        64.91     10.69
Indiana                    29         2,582,119       0.62        8.201        637         89,039      90.06        40.28      0.00
Iowa                       21         1,946,847       0.47        7.522        648         92,707      84.48        90.13      3.21
Kansas                     14         1,630,991       0.39        7.580        624        116,499      91.23        60.75     13.91
Kentucky                   12         1,276,614       0.31        7.542        635        106,384      85.60        76.30     14.38
Louisiana                  17         1,872,065       0.45        8.128        636        110,121      87.97        36.83     13.72
Maine                       1           119,756       0.03        5.900        583        119,756      66.67       100.00      0.00
Maryland                   67        12,746,870       3.05        7.496        638        190,252      83.94        50.12     13.68
Massachusetts              62        15,609,379       3.74        7.020        653        251,764      81.32        55.90     24.40
Michigan                   48         6,417,675       1.54        7.737        642        133,702      90.53        58.96      5.22
Minnesota                  32         5,411,151       1.30        7.061        662        169,098      86.50        66.90     25.59
Mississippi                 3           504,481       0.12        7.070        606        168,160      98.79       100.00     35.68
Missouri                   25         2,655,254       0.64        7.637        635        106,210      91.41        69.10     11.31
Nebraska                   10         1,091,368       0.26        6.935        652        109,137      91.21        88.40     11.63
Nevada                     46         8,800,689       2.11        7.179        656        191,319      84.06        45.50     27.88
New Hampshire              16         2,502,516       0.60        7.299        650        156,407      76.57        46.15     15.31
New Jersey                 35         8,116,997       1.94        7.451        644        231,914      83.67        57.86     10.72
New Mexico                  4           557,212       0.13        8.159        644        139,303      83.40         0.00      0.00
New York                   40        10,071,417       2.41        7.546        669        251,785      87.31        54.39      0.00
North Carolina             37         4,349,118       1.04        7.878        664        117,544      91.20        33.15      5.90
North Dakota                1            60,978       0.01        7.990        643         60,978     100.00       100.00      0.00
Ohio                       35         4,226,146       1.01        8.359        664        120,747      91.19        30.68      1.78
Oklahoma                   12         1,175,254       0.28        7.811        639         97,938      89.38        60.33      0.00
Oregon                     23         3,280,604       0.79        7.015        616        142,635      82.65        54.67     10.99
Pennsylvania               33         3,660,873       0.88        7.653        634        110,936      89.21        54.22      0.00
Rhode Island                8         1,780,910       0.43        7.227        678        222,614      83.53        32.53     21.99
South Carolina              9           946,478       0.23        8.037        672        105,164      94.10        18.00      0.00
Tennessee                  24         2,592,282       0.62        7.804        656        108,012      86.74        40.77      2.39
Texas                     137        14,417,562       3.45        7.912        660        105,238      87.30        39.46     10.38
Utah                       19         2,825,347       0.68        7.481        664        148,702      89.65        45.65     26.72
Vermont                     1           260,495       0.06        7.300        610        260,495      79.82         0.00      0.00
Virginia                   57        10,148,464       2.43        7.063        640        178,043      82.99        53.29     31.50
Washington                 77        12,144,461       2.91        7.012        648        157,720      83.63        67.40     34.41
Wisconsin                  20         3,056,427       0.73        7.308        647        152,821      87.44        70.59      5.57
                      -------      ------------     ------       ------    -------      ---------     ------       ------    ------
TOTAL:                  2,400      $417,335,576     100.00%       7.193%       646      $ 173,890      83.56%       52.81%    24.76%
                      =======      ============     ======       ======    =======      =========     ======       ======    ======

No more than approximately 0.37% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-HE1
                          TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------


ORIGINAL LOAN-TO-VALUE RATIOS

                        NUMBER      AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
                          OF        PRINCIPAL     PERCENT OF    WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE       PERCENT
RANGE OF ORIGINAL      MORTGAGE      BALANCE       MORTGAGE     AVERAGE     CREDIT      BALANCE     ORIGINAL       FULL      PERCENT
LOAN-TO-VALUE RATIOS     LOANS     OUTSTANDING       POOL        COUPON      SCORE    OUTSTANDING     LTV           DOC        IO
--------------------     -----     -----------       ----        ------      -----    -----------     ---           ---        --
50.00% or less             35       $5,491,967       1.32%      6.882%       638        $156,913      40.26%       48.13%     14.40%
50.01% to 55.00%           13        2,820,658       0.68       7.048        615         216,974      52.69        39.70       0.00
55.01% to 60.00%           17        3,103,127       0.74       6.587        621         182,537      58.71        67.59       7.56
60.01% to 65.00%           51       10,634,924       2.55       6.933        600         208,528      63.04        48.86      20.35
65.01% to 70.00%           78       15,789,436       3.78       6.743        620         202,429      68.35        62.73      27.05
70.01% to 75.00%           84       15,455,078       3.70       6.921        619         183,989      74.05        59.77      11.31
75.01% to 80.00%          876      172,915,476      41.43       6.795        654         197,392      79.79        40.70      32.18
80.01% to 85.00%          174       37,254,235       8.93       7.007        638         214,105      84.30        68.50      32.55
85.01% to 90.00%          325       64,373,976      15.42       7.057        633         198,074      89.59        74.71      29.67
90.01% to 95.00%          306       43,134,463      10.34       8.429        672         140,962      94.81        39.09       5.25
95.01% to 100.00%         441       46,362,236      11.11       8.254        646         105,130      99.87        63.24      10.78
                        -----     ------------     ------       -----        ---        --------      -----        -----      -----
TOTAL:                  2,400     $417,335,576     100.00%      7.193%       646        $173,890      83.56%       52.81%     24.76%
                        =====     ============     ======       =====        ===        ========      =====        =====      =====


As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 15.63% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 2.99% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 97.95%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 20.40%.


LOAN PURPOSE

                         NUMBER     AGGREGATE                               WEIGHTED    AVERAGE      WEIGHTED
                           OF       PRINCIPAL       PERCENT OF    WEIGHTED   AVERAGE   PRINCIPAL     AVERAGE     PERCENT
                        MORTGAGE     BALANCE         MORTGAGE     AVERAGE    CREDIT     BALANCE      ORIGINAL     FULL       PERCENT
LOAN PURPOSE              LOANS    OUTSTANDING         POOL        COUPON     SCORE   OUTSTANDING      LTV         DOC         IO
------------              -----    -----------         ----        ------     -----   -----------      ---         ---         --
Purchase                 1,382     $223,764,902       53.62%       7.352%     663      $161,914       85.53%      40.47%      26.97%
Refinance - Cashout        942      180,739,485       43.31        7.009      626       191,868       81.30       65.86       21.94
Refinance - Rate Term       76       12,831,188        3.07        6.997      625       168,831       80.88       83.90       25.98
                        ------     ------------      ------       ------     ----      --------      ------      ------      ------
TOTAL:                   2,400     $417,335,576      100.00%       7.193%     646      $173,890       83.56%      52.81%      24.76%
                        ======     ============      ======       ======     ====      ========      ======      ======      ======


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-HE1
                          TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------

PROPERTY TYPE


                            NUMBER      AGGREGATE                              WEIGHTED   AVERAGE      WEIGHTED
                              OF        PRINCIPAL     PERCENT OF     WEIGHTED  AVERAGE    PRINCIPAL     AVERAGE    PERCENT
                           MORTGAGE      BALANCE       MORTGAGE      AVERAGE   CREDIT      BALANCE      ORIGINAL     FULL    PERCENT
PROPERTY TYPE               LOANS      OUTSTANDING       POOL         COUPON    SCORE    OUTSTANDING      LTV         DOC      IO
-------------               -----      -----------       ----         ------    -----    -----------      ---         ---      --
Single Family                1,745     $297,955,145      71.39%       7.135%     641      $170,748       82.98%      53.61%   22.70%
Two- to Four-Family            216       44,255,918      10.60        7.703      674       204,889       84.85       46.79    18.74
Planned Unit Development       243       41,413,215       9.92        7.230      648       170,425       85.68       48.40    30.94
Condominium                    192       32,835,567       7.87        6.996      652       171,019       84.17       57.88    42.88
Townhouse                        3          676,355       0.16        6.415      666       225,452       93.69      100.00    49.23
Manufactured Housing             1          199,377       0.05        6.990      768       199,377       85.11      100.00   100.00
                            ------     ------------     ------       ------     ----      --------      ------      ------   ------
TOTAL:                       2,400     $417,335,576     100.00%       7.193%     646      $173,890       83.56%      52.81%   24.76%
                            ======     ============     ======       ======     ====      ========      ======      ======   ======


DOCUMENTATION

                                  NUMBER     AGGREGATE                            WEIGHTED   AVERAGE    WEIGHTED
                                     OF       PRINCIPAL    PERCENT OF   WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE   PERCENT
                                 MORTGAGE     BALANCE      MORTGAGE     AVERAGE    CREDIT    BALANCE    ORIGINAL     FULL    PERCENT
FREMONT UNDERWRITING GUIDELINES    LOANS   OUTSTANDING       POOL        COUPON    SCORE   OUTSTANDING    LTV        DOC       IO
-------------------------------    -----   -----------       ----        ------    -----   -----------    ---        ---       --
Full Documentation                 343     $ 71,599,553     17.16%      6.759%      617     $ 208,745    84.68%     100.00%   26.25%
Stated Income                      239       41,162,527      9.86       7.545       649       172,228    76.61        0.00     0.00
Easy Documentation                   5        1,204,480      0.29       6.983       609       240,896    83.60        0.00     0.00
                                  ----     ------------    ------      ------      ----     ---------   ------      ------   ------
  SUB-TOTAL                        587     $113,966,559     27.31%      7.045%      629     $ 194,151    81.75%      62.83%   16.49%
                                  ====     ============    ======      ======      ====     =========   ======      ======   ======



FIELDSTONE UNDERWRITING
  GUIDELINES
Full Documentation                 364     $ 71,777,890     17.20%      6.772%      654      $ 197,192   84.49%     100.00%   43.96%
Stated Income                       91       20,546,079      4.92       6.822       704        225,781   79.36        0.00    47.09
24 Months Bank Statements           38        9,721,054      2.33       6.885       636        255,817   83.95        0.00    30.15
12 Months Bank Statements           22        5,460,691      1.31       6.912       679        248,213   82.24        0.00    56.79
                                ------     ------------    ------      ------      ----      ---------  ------      ------   ------
  SUB-TOTAL                        515     $107,505,713     25.76%      6.799%      663      $ 208,749   83.35%      66.77%   43.96%



CIT UNDERWRITING GUIDELINES
Stated Income                      219     $ 28,275,935      6.78%      8.717%      688      $ 129,114   93.60%       0.00%    0.00%
No Income Verification              70       12,728,737      3.05       8.178       687        181,839   91.71        0.00     0.00
Full Documentation                  85       10,882,845      2.61       7.768       692        128,033   91.67      100.00     0.00
                                ------     ------------    ------      ------      ----      ---------  ------      ------   ------
  SUB-TOTAL                        374     $ 51,887,517     12.43%      8.386%      689      $ 138,737   92.73%      20.97%    0.00%



OTHER UNDERWRITING GUIDELINES
Full Documentation                 446     $ 65,299,231     15.65%      6.993%      615      $ 146,411   82.32%     100.00%   19.98%
Stated Income                      375       61,997,400     14.86       7.291       648        165,326   80.96        0.00    32.47
All Other Documentation            103       16,679,156      4.00       7.448       627        161,934   83.16        4.88    24.63
                                ------     ------------    ------      ------      ----      ---------  ------      ------   ------
  SUB-TOTAL                        924     $143,975,787     34.50%      7.174%      631      $ 155,818   81.83%      45.92%   25.90%
                                ------     ------------    ------      ------      ----      ---------  ------      ------   ------


TOTAL:                           2,400     $417,335,576    100.00%      7.193%      646      $ 173,890   83.56%      52.81%   24.76%
                                ======     ============    ======      ======      ====      =========  ======      ======   ======


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-HE1
                          TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------


OCCUPANCY

                 NUMBER      AGGREGATE                                WEIGHTED      AVERAGE        WEIGHTED
                   OF        PRINCIPAL       PERCENT OF   WEIGHTED    AVERAGE      PRINCIPAL       AVERAGE      PERCENT
                MORTGAGE      BALANCE         MORTGAGE    AVERAGE      CREDIT       BALANCE        ORIGINAL      FULL       PERCENT
OCCUPANCY         LOANS     OUTSTANDING         POOL       COUPON      SCORE      OUTSTANDING        LTV          DOC         IO
---------         -----     -----------         ----       ------      -----      -----------        ---          ---         --
Primary           1,992     $356,961,373       85.53%       7.016%       640      $    179,197       82.84%      55.48%      26.85%
Second Home         273       35,438,698        8.49        8.801        685           129,812       92.86       20.67        0.88
Investment          135       24,935,505        5.97        7.441        673           184,707       80.51       60.18       28.87
                 ------     ------------      ------       ------      -----      ------------      ------      ------      ------
TOTAL:            2,400     $417,335,576      100.00%       7.193%       646      $    173,890       83.56%      52.81%      24.76%
                 ======     ============      ======       ======      =====      ============      ======      ======      ======

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination

MORTGAGE LOANS AGE SUMMARY

                         NUMBER      AGGREGATE                              WEIGHTED    AVERAGE     WEIGHTED
                           OF        PRINCIPAL      PERCENT OF    WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE      PERCENT
MORTGAGE LOANS AGE      MORTGAGE      BALANCE        MORTGAGE     AVERAGE    CREDIT     BALANCE     ORIGINAL      FULL      PERCENT
(MONTHS)                  LOANS     OUTSTANDING        POOL        COUPON    SCORE    OUTSTANDING     LTV          DOC         IO
--------                  -----     -----------        ----        ------    -----    -----------     ---          ---         --
 1                         132      $ 17,847,000        4.28%       7.456%    628      $ 135,205      83.01%      53.28%      19.54%
 2                         870       153,437,003       36.77        7.174     627        176,364      81.71       58.13       17.57
 3                         217        37,671,304        9.03        6.704     634        173,600      82.44       51.84       28.88
 4                          49        10,633,672        2.55        6.482     641        217,014      81.26       34.94       33.22
 5                          79        16,262,078        3.90        6.905     657        205,849      79.42       19.46       51.08
 6                          29         4,439,231        1.06        7.084     657        153,077      81.79       38.36       34.38
 7                         466        61,973,486       14.85        8.293     672        132,990      91.07       28.61        2.26
 8                         302        60,816,307       14.57        6.965     661        201,378      83.17       67.24       35.45
 9                         255        53,866,204       12.91        6.718     663        211,240      83.37       64.87       47.72
10                           1           389,291        0.09        8.470     723        389,291      90.00        0.00        0.00
                        ------      ------------      ------       ------    ----      ---------     ------      ------      ------
TOTAL:                   2,400      $417,335,576      100.00%       7.193%    646      $ 173,890      83.56%      52.81%      24.76%
                        ======      ============      ======       ======    ====      =========     ======      ======      ======

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 5 months.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-HE1
                          TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------

ORIGINAL PREPAYMENT PENALTY TERM

                      NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                        OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
ORIGINAL PREPAYMENT  MORTGAGE    BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PENALTY TERM          LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
-------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
None                   507     $ 77,582,314   18.59%     7.952%      657     $ 153,022      87.17%   40.52%  10.90%
6 Months                13        1,499,605    0.36      7.861       628       115,354      94.91    61.41    0.00
12 Months              105       22,426,905    5.37      7.209       643       213,590      83.94    60.56   20.13
24 Months            1,123      200,475,201   48.04      7.107       633       178,518      83.60    52.37   23.71
30 Months               13        2,539,692    0.61      6.580       674       195,361      93.24    73.63   37.14
36 Months              635      112,475,004   26.95      6.820       662       177,126      80.54    59.91   37.25
60 Months                4          336,855    0.08      8.182       613        84,214      84.33    58.49    0.00
                     -----     ------------  ------      -----      ----     ---------     ------   ------   -----
TOTAL:               2,400     $417,335,576  100.00%     7.193%      646     $ 173,890      83.56%   52.81%  24.76%
                     -----     ------------  ------      -----      ----     ---------     ------   ------   -----

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 27 months.


CREDIT SCORES

                NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                  OF       PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
RANGE OF       MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
CREDIT SCORES   LOANS     OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC       IO
-------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
500                 2    $    137,424     0.03%     8.249%     500      $ 68,712     74.26%   100.00%    0.00%
501 to 525         29       4,920,680     1.18      8.466      515       169,679     73.11     59.06     0.00
526 to 550         75      14,179,394     3.40      7.493      539       189,059     75.67     69.86     4.35
551 to 575        140      26,615,234     6.38      7.272      564       190,109     79.95     80.94     4.67
576 to 600        248      41,276,031     9.89      7.221      589       166,436     83.90     78.04    13.07
601 to 625        392      67,183,161    16.10      7.198      614       171,386     85.95     66.14    19.65
626 to 650        470      77,597,045    18.59      7.258      637       165,100     83.43     48.42    29.94
651 to 675        386      62,693,759    15.02      7.223      663       162,419     83.24     33.46    31.74
676 to 700        277      50,339,145    12.06      7.084      686       181,730     84.52     39.38    35.71
701 to 725        192      36,256,305     8.69      6.994      712       188,835     84.43     47.41    32.10
726 to 750         86      17,927,585     4.30      7.085      737       208,460     83.83     31.82    32.32
751 to 775         67      11,824,325     2.83      6.858      762       176,482     85.06     48.29    24.29
776 to 798         36       6,385,489     1.53      6.765      784       177,375     85.36     35.33    23.17
                -----    ------------   ------      -----     ----      --------    ------    ------   ------
TOTAL:          2,400    $417,335,576   100.00%     7.193%     646      $173,890     83.56%    52.81%   24.76%
                -----    ------------   ------      -----     ----      --------    ------    ------   ------

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 798 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 646.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-HE1
                          TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------


CREDIT GRADES

                                  NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                    OF       PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                                 MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
FREMONT UNDERWRITING GUIDELINES   LOANS     OUTSTANDING    POOL       COUPON    SCORE    OUTSTANDING    LTV       DOC       IO
-------------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
A+                                   485   $ 94,633,024    22.68%     7.018%      636    $ 195,120      83.14%   62.08%   19.43%
A                                     46      9,157,073     2.19      6.914       590      199,067      79.39    82.89     4.43
A-                                    33      5,396,200     1.29      7.354       602      163,521      72.93    53.62     0.00
B                                     15      3,222,962     0.77      7.190       596      214,864      75.20    53.49     0.00
C                                      7      1,367,837     0.33      8.103       598      195,405      58.02    46.84     0.00
C-                                     1        189,464     0.05      8.150       561      189,464      39.58     0.00     0.00
                                  ------   ------------   ------     ------      ----    ---------     ------   ------   ------
SUB-TOTAL                            587   $113,966,559    27.31%     7.045%      629    $ 194,151      81.75%   62.83%   16.49%
                                  ------   ------------   ------     ------      ----    ---------     ------   ------   ------

FIELDSTONE UNDERWRITING
GUIDELINES
-------------------------------
A+                                    70   $ 11,053,802     2.65%     7.304%      635    $ 157,911      99.27%   83.55%   31.87%
A                                    427     93,459,219    22.39      6.712       670      218,874      81.67    63.93    46.30
A-                                     6      1,591,081     0.38      7.103       567      265,180      79.69   100.00    22.94
B+                                     4        463,397     0.11      7.816       549      115,849      82.31   100.00     0.00
B                                      5        488,545     0.12      8.524       545       97,709      84.32    59.32    20.88
C                                      3        449,668     0.11      8.388       519      149,889      54.13   100.00     0.00
                                  ------   ------------   ------     ------      ----    ---------     ------   ------   ------
SUB-TOTAL                            515   $107,505,713    25.76%     6.799%      663    $ 208,749      83.35%   66.77%   43.96%
                                  ------   ------------   ------     ------      ----    ---------     ------   ------   ------

CIT UNDERWRITING GUIDELINES
-------------------------------
AA                                    85   $ 10,343,914     2.48%     7.598%      714    $ 121,693      91.15%   24.39%    0.00%
A                                    287     41,357,345     9.91      8.580       683      144,102      93.15    19.91     0.00
B+                                     2        186,258     0.04      9.021       616       93,129      86.64    67.24     0.00
                                  ------   ------------   ------     ------      ----    ---------     ------   ------   ------
SUB-TOTAL                            374   $ 51,887,517    12.43%     8.386%      689    $ 138,737      92.73%   20.97%    0.00%
                                  ------   ------------   ------     ------      ----    ---------     ------   ------   ------

OTHER UNDERWRITING GUIDELINES
-------------------------------
All Other Credit Grades              924   $143,975,787    34.50%     7.174%      631    $ 155,818      81.83%   45.92%   25.90%
                                  ------   ------------   ------     ------      ----    ---------     ------   ------   ------
TOTAL:                             2,400   $417,335,576   100.00%     7.193%      646    $ 173,890      83.56%   52.81%   24.76%
                                  ------   ------------   ------     ------      ----    ---------     ------   ------   ------


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-HE1
                          TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------

GROSS MARGINS

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                   NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                     OF       PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
RANGE OF          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
GROSS MARGINS      LOANS     OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
----------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
3.501% to 4.000%       2    $    510,759     0.15%     5.321%     693     $ 255,379     80.00%   100.00%  64.22%
4.001% to 4.500%      10       2,362,825     0.67      5.562      678       236,282     84.19     80.43   42.40
4.501% to 5.000%      29       6,139,928     1.75      6.012      666       211,722     83.36     68.50   30.60
5.001% to 5.500%     278      65,693,087    18.72      6.238      669       236,306     81.83     52.59   56.08
5.501% to 6.000%     322      60,956,279    17.37      6.922      642       189,305     85.70     66.56   35.70
6.001% to 6.500%     254      47,128,374    13.43      7.147      637       185,545     83.14     43.36   27.06
6.501% to 7.000%     683     131,834,195    37.56      7.185      627       193,022     82.49     56.45   16.31
7.001% to 7.500%      93      14,808,790     4.22      8.241      645       159,234     88.60     30.77    6.33
7.501% to 8.000%      74      11,617,207     3.31      8.846      659       156,989     91.00     17.10   10.75
8.001% to 8.500%      48       6,475,268     1.84      9.355      665       134,901     93.82      5.35    0.00
8.501% to 9.000%      23       3,036,952     0.87      9.800      639       132,041     91.50      4.14    0.00
9.001% to 9.500%       2         409,194     0.12      9.848      615       204,597     90.84     16.75    0.00
                   -----    ------------   ------      -----     ----     ---------    ------    ------   -----
TOTAL:             1,818    $350,972,856   100.00%     7.088%     642     $ 193,054     83.87%    52.33%  27.99%
                   -----    ------------   ------      -----     ----     ---------    ------    ------   -----

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 3.990% per annum to 9.270% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.401% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)


                     NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                       OF       PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
RANGE OF MAXIMUM    MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
MORTGAGE RATES        LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC       IO
------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  --------
11.000% or less          2    $    461,245     0.13%     4.994%      726      $ 230,623    67.30%   39.62%    0.00%
11.001% to 11.500%      36       9,412,843     2.68      5.519       690        261,468    81.19    76.58    51.31
11.501% to 12.000%     108      26,845,309     7.65      5.849       666        248,568    80.56    71.74    63.00
12.001% to 12.500%     200      49,500,405    14.10      6.283       659        247,502    81.42    51.69    48.42
12.501% to 13.000%     231      49,207,229    14.02      6.641       648        213,018    83.04    58.68    50.57
13.001% to 13.500%     250      47,948,221    13.66      7.022       641        191,793    85.76    61.38    31.96
13.501% to 14.000%     368      70,491,388    20.08      7.262       623        191,553    84.69    58.28     8.93
14.001% to 14.500%     258      42,832,112    12.20      7.626       637        166,016    84.55    45.57     6.78
14.501% to 15.000%     165      26,530,479     7.56      8.103       636        160,791    85.42    25.60     8.11
15.001% to 15.500%     104      14,882,046     4.24      8.692       638        143,097    86.18    19.38     3.41
15.501% to 16.000%      76      10,036,720     2.86      9.124       627        132,062    88.69    23.85     4.75
16.001% to 16.500%      14       1,869,742     0.53      9.585       610        133,553    78.04    24.72     0.00
16.501% to 17.000%       4         663,376     0.19      9.857       527        165,844    76.15     0.00     0.00
17.501% to 18.000%       2         291,741     0.08     10.740       508        145,870    77.74     0.00     0.00
                     -----    ------------   ------     ------      ----      ---------   ------   ------   ------
TOTAL:               1,818    $350,972,856   100.00%     7.088%      642      $ 193,054    83.87%   52.33%   27.99%
                     -----    ------------   ------     ------      ----      ---------   ------   ------   ------


As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.990% per annum to 17.850% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.453% per annum.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-HE1
                          TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                  NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                    OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
NEXT RATE        MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
ADJUSTMENT DATE   LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
---------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  --------
August 2005           1    $     71,845     0.02%     8.500%     668      $  71,845    95.00%     0.00%     0.00%
June 2006            81      16,441,561     4.68      7.286      643        202,982    90.70     71.79     26.14
July 2006           114      22,728,265     6.48      7.313      640        199,371    89.48     63.17     32.87
August 2006         329      50,426,362    14.37      8.261      671        153,272    91.85     24.58      2.39
September 2006       13       2,042,275     0.58      7.398      660        157,098    84.65     25.23     31.45
October 2006         48       9,347,106     2.66      6.932      654        194,731    80.33     23.03     50.39
November 2006        32       7,394,760     2.11      6.352      635        231,086    80.87     33.91     34.33
December 2006       139      29,560,983     8.42      6.416      631        212,669    81.43     49.76     29.83
January 2007        639     126,137,316    35.94      7.076      624        197,398    81.33     57.15     19.34
February 2007        71      12,274,176     3.50      7.239      626        172,876    82.66     54.47     16.47
June 2007             5         878,876     0.25      6.906      609        175,775    96.13     82.71     34.76
July 2007            11       2,036,882     0.58      6.896      650        185,171    90.66     95.75     39.18
August 2007          10       1,509,418     0.43      7.263      662        150,942    84.19     47.69      0.00
September 2007       11       1,864,382     0.53      6.838      656        169,489    78.60     36.47     31.80
October 2007         21       4,538,197     1.29      6.842      662        216,105    80.47      9.34     59.19
November 2007         6       1,759,853     0.50      6.228      637        293,309    80.00     35.54     21.59
December 2007        15       3,604,374     1.03      6.014      637        240,292    79.60     63.34     54.23
January 2008         51       9,731,678     2.77      6.748      634        190,817    82.75     72.53     22.73
February 2008        17       2,954,055     0.84      7.071      624        173,768    80.92     46.82     49.64
June 2009           127      28,450,508     8.11      6.380      675        224,020    81.56     67.53     70.19
July 2009            66      14,872,113     4.24      6.465      672        225,335    79.53     65.95     68.69
August 2009           2         519,644     0.15      6.239      667        259,822    74.91    100.00     37.04
September 2009        1         121,600     0.03      6.250      647        121,600    80.00    100.00    100.00
October 2009          4       1,007,160     0.29      6.648      687        251,790    80.00     35.66     90.51
November 2009         1         348,800     0.10      5.375      678        348,800    80.00    100.00    100.00
January 2010          2         219,403     0.06      7.238      611        109,702    84.99     46.95      0.00
February 2010         1         131,263     0.04      5.750      649        131,263    90.00    100.00      0.00
                  -----    ------------   ------     ------     ----      ---------   ------    ------    ------
TOTAL:            1,818    $350,972,856   100.00%     7.088%     642      $ 193,054    83.87%    52.33%    27.99%
                  -----    ------------   ------     ------     ----      ---------   ------    ------    ------

ORIGINATORS

                                NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                  OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                               MORTGAGE    BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
ORIGINATORS                     LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC       IO
-----------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
Fremont                            587   $113,966,559     27.31%    7.045%     629      $ 194,151     81.75%   62.83%   16.49%
Fieldstone                         515    107,505,713     25.76     6.799      663        208,749     83.35    66.77    43.96
CIT                                374     51,887,517     12.43     8.386      689        138,737     92.73    20.97     0.00
Other (less than 10.00% each)      924    143,975,787     34.50     7.174      631        155,818     81.83    45.92    25.90
                                 -----   ------------    ------     -----     ----      ---------    ------    -----   ------
TOTAL:                           2,400   $417,335,576    100.00%    7.193%     646      $ 173,890     83.56%   52.81%   24.76%
                                 -----   ------------    ------     -----     ----      ---------    ------    -----   ------


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-HE1
                          GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------

Aggregate Outstanding Principal Balance                         $219,309,984
Aggregate Original Principal Balance                            $219,877,667
Number of Mortgage Loans                                               1,064

                                    MINIMUM                  MAXIMUM                AVERAGE (1)
                                    -------                  -------                -----------
Original Principal Balance          $11,443                  $870,000                 $206,652
Outstanding Principal Balance       $11,276                  $870,000                 $206,118

                                    MINIMUM          MAXIMUM       WEIGHTED AVERAGE (2)
                                    -------          -------       --------------------

Original Term (mos)                    180              360               352
Stated remaining Term (mos)            172              359               347
Loan Age (mos)                           1                9                 5
Current Interest Rate                4.990%          14.350%            6.990%
Initial Interest Rate Cap(4)         1.000%           3.000%            2.678%
Periodic Rate Cap(4)                 1.000%           2.000%            1.285%
Gross Margin(4)                      3.990%           9.000%            6.177%
Maximum Mortgage Rate(4)            11.000%          17.850%           13.198%
Minimum Mortgage Rate(4)             4.240%          10.850%            6.766%
Months to Roll(4)                       15               59                27
Original Loan-to-Value               15.63%          100.00%            82.99%
Credit Score (3)                       500              797               652

                       EARLIEST            LATEST
                       --------            ------
Maturity Date         07/01/2019         02/01/2035


LIEN POSITION                PERCENT OF MORTGAGE POOL
-------------                ------------------------
1st Lien                               95.93%
2nd Lien                                4.07%

OCCUPANCY                    PERCENT OF MORTGAGE POOL
---------                    ------------------------
Primary                                96.27%
Second Home                             1.76%
Investment                              1.97%

LOAN TYPE                    PERCENT OF MORTGAGE POOL
---------                    ------------------------
Fixed Rate                             19.10%
ARM                                    80.90%

AMORTIZATION TYPE            PERCENT OF MORTGAGE POOL
-----------------            ------------------------
Fully Amortizing                       62.46%
Interest Only                          33.67%
Balloon                                 3.87%

YEAR OF ORIGINATION          PERCENT OF MORTGAGE POOL
-------------------          ------------------------
2004                                   94.11%
2005                                    5.89%

LOAN PURPOSE                 PERCENT OF MORTGAGE POOL
------------                 ------------------------
Purchase                               66.84%
Refinance - Rate/Term                   2.26%
Refinance - Cashout                    30.90%

PROPERTY TYPE                PERCENT OF MORTGAGE POOL
-------------                ------------------------
Single Family                          73.06%
Two-to-Four Family                      5.37%
Planned Unit Development               12.48%
Condominium                             8.69%
Townhouse                               0.31%
Manufactured Housing                    0.09%

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

(4) ARM Loans only


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-HE1
                          GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------

MORTGAGE RATES

                     NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                       OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
RANGE OF            MORTGAGE    BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
MORTGAGE RATES       LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC       IO
------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
5.500% or less          26    $  8,969,971     4.09%      5.409%    704      $ 344,999     81.67%   91.23%   68.62%
5.501% to 6.000%       112      30,276,663    13.81       5.857     668        270,327     78.63    75.12    60.74
6.001% to 6.500%       177      49,321,319    22.49       6.294     665        278,652     81.05    51.22    44.66
6.501% to 7.000%       199      46,058,093    21.00       6.809     649        231,448     83.17    45.60    35.05
7.001% to 7.500%       154      33,373,174    15.22       7.299     643        216,709     82.71    34.97    23.20
7.501% to 8.000%       124      26,189,517    11.94       7.814     627        211,206     85.15    34.29    10.09
8.001% to 8.500%        48       7,800,824     3.56       8.261     609        162,517     85.81    30.71     4.62
8.501% to 9.000%        37       5,342,177     2.44       8.772     635        144,383     88.74    37.26     7.39
9.001% to 9.500%        18       2,529,628     1.15       9.244     653        140,535     86.27    22.17     0.00
9.501% to 10.000%       59       4,035,875     1.84       9.879     649         68,405     94.93    31.70     0.00
10.001% to 10.500%      24       1,141,891     0.52      10.353     663         47,579     94.50    35.09     0.00
10.501% to 11.000%      44       2,584,926     1.18      10.855     618         58,748     96.00    44.58     0.00
11.001% to 11.500%      14         620,867     0.28      11.363     647         44,348     99.49    50.03     0.00
11.501% to 12.000%       8         399,999     0.18      11.890     638         50,000     98.21    16.74     0.00
12.001% to 12.500%       5         190,693     0.09      12.313     621         38,139     97.77    35.54     0.00
12.501% to 13.000%      10         326,921     0.15      12.952     621         32,692     99.58    16.44     0.00
13.001% to 13.500%       2          66,129     0.03      13.451     640         33,064     98.36     0.00     0.00
13.501% to 14.000%       2          50,953     0.02      13.686     640         25,476     97.35     0.00     0.00
14.001% to 14.500%       1          30,363     0.01      14.350     623         30,363    100.00     0.00     0.00
                     -----    ------------   ------      ------    ----      ---------    ------    -----    -----
TOTAL:               1,064    $219,309,984   100.00%      6.990%    652      $ 206,118     82.99%   48.39%   33.67%
                     -----    ------------   ------      ------    ----      ---------    ------    -----    -----

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.990% per annum to 14.350% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.990% per annum.

REMAINING MONTHS TO STATED MATURITY

                           NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE      MORTGAGE   AVERAGE   CREDIT      BALANCE    ORIGINAL    FULL   PERCENT
REMAINING TERMS (MONTHS)   LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
169 to 180                   172    $  9,518,929     4.34%    10.193%      652     $  55,343    96.14%    43.19%    0.00%
229 to 240                     2         176,659     0.08      6.736       750        88,330    71.29     80.24     0.00
289 to 300                     1         140,952     0.06      8.990       639       140,952    85.98    100.00     0.00
349 to 360                   889     209,473,444    95.51      6.843       652       235,628    82.40     48.56    35.26
                           -----    ------------   ------     ------      ----     ---------    -----    ------    -----
TOTAL:                     1,064    $219,309,984   100.00%     6.990%      652     $ 206,118    82.99%    48.39%   33.67%
                           -----    ------------   ------     ------      ----     ---------    -----    ------    -----

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 172 months to 359 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 347 months.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-HE1
                          GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------


ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                             NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                               OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
RANGE OF ORIGINAL MORTGAGE  MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
LOAN PRINCIPAL BALANCES      LOANS    OUTSTANDING     POOL       COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
--------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
$50,000 or less                120    $  4,011,848     1.83%     10.532%     645     $  33,432    95.08%    52.52%    0.00%
$50,001 to $100,000            115       8,610,234     3.93       8.793      650        74,872    88.33     50.78     5.29
$100,001 to $150,000           123      15,081,858     6.88       7.364      634       122,617    82.46     62.23    16.81
$150,001 to $200,000           225      39,482,422    18.00       7.152      641       175,477    83.43     44.47    27.07
$200,001 to $250,000           143      31,983,024    14.58       6.998      650       223,658    83.21     41.90    33.35
$250,001 to $300,000           121      33,262,017    15.17       6.824      653       274,893    81.06     34.61    27.23
$300,001 to $350,000            67      21,659,865     9.88       6.578      662       323,282    83.35     49.66    37.69
$350,001 to $400,000            67      25,160,363    11.47       6.451      656       375,528    83.54     64.32    52.43
$400,001 to $450,000            40      17,013,522     7.76       6.516      657       425,338    83.44     67.35    50.33
$450,001 to $500,000            22      10,493,677     4.78       6.652      656       476,985    82.84     36.05    54.57
$500,001 to $550,000             7       3,610,819     1.65       6.327      686       515,831    70.89     43.13    57.32
$550,001 to $600,000             6       3,441,134     1.57       7.561      644       573,522    80.68     16.74    16.74
$600,001 to $650,000             4       2,579,056     1.18       6.901      706       644,764    81.34     75.08    50.07
$650,001 to $700,000             2       1,318,039     0.60       6.270      675       659,019    79.41     50.38     0.00
$700,001 to $750,000             1         732,104     0.33       7.500      676       732,104    81.33      0.00     0.00
$850,001 to $900,000             1         870,000     0.40       5.700      629       870,000    66.92    100.00   100.00
                             -----    ------------   ------      ------     ----     ---------   ------    ------   ------
TOTAL:                       1,064    $219,309,984   100.00%      6.990%     652     $ 206,118    82.99%    48.39%   33.67%
                             -----    ------------   ------      ------     ----     ---------   ------    ------   ------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $11,276 to approximately $870,000 and the average outstanding principal balance of the Mortgage Loans was approximately $206,118.

PRODUCT TYPES

                      NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                        OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                     MORTGAGE    BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PRODUCT TYPES         LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
-------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
15 Year Fixed Loans      14    $  1,030,979     0.47%      7.814%    661      $  73,641    83.43%    46.90%    0.00%
20 Year Fixed Loans       2         176,659     0.08       6.736     750         88,330    71.29     80.24     0.00
25 Year Fixed Loans       1         140,952     0.06       8.990     639        140,952    85.98    100.00     0.00
30 Year Fixed Loans     161      32,044,333    14.61       6.926     677        199,033    77.67     53.28    11.48
2/28 LIBOR Loans        532     128,930,919    58.79       6.978     640        242,351    83.82     43.25    30.72
3/27 LIBOR Loans         74      17,221,538     7.85       6.696     641        232,723    82.09     48.38    45.67
5/25 LIBOR Loans          9       2,048,454     0.93       6.327     671        227,606    79.92     72.27    67.27
5/25 Treasury Loans     113      29,228,199    13.33       6.281     681        258,657    81.66     65.27    72.94
Balloon Loans           158       8,487,950     3.87      10.482     651         53,721    97.69     42.74     0.00
                      -----    ------------   ------      ------    ----      ---------    -----    ------    -----
TOTAL:                1,064    $219,309,984   100.00%      6.990%    652      $ 206,118    82.99%    48.39%   33.67%
                      -----    ------------   ------      ------    ----      ---------    -----    ------    -----


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-HE1
                          GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------

AMORTIZATION TYPE

                         NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                           OF       PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                        MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
AMORTIZATION TYPE        LOANS     OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
----------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
Fully Amortizing           641    $136,970,929     62.46%     7.088%     643     $ 213,683    82.43%    44.29%    0.00%
Balloon                    158       8,487,950      3.87     10.482      651        53,721    97.69     42.74     0.00
24 Month Interest-Only      51      15,531,582      7.08      6.387      656       304,541    81.72     70.57   100.00
36 Month Interest-Only       5       1,500,700      0.68      6.686      655       300,140    79.03     86.06   100.00
60 Month Interest-Only     209      56,818,823     25.91      6.404      672       271,860    82.57     52.05   100.00
                         -----    ------------   -------     ------     ----     ---------   ------    ------   ------
TOTAL:                   1,064    $219,309,984    100.00%     6.990%     652     $ 206,118    82.99%    48.39%   33.67%
                         -----    ------------   -------     ------     ----     ---------   ------    ------   ------

ADJUSTMENT TYPE

                  NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                    OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                 MORTGAGE    BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
ADJUSTMENT TYPE   LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
---------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
ARM                  728   $177,429,111     80.90%    6.829%     647      $ 243,721    83.25%    47.71%   39.55%
Fixed Rate           336     41,880,873     19.10     7.675      672        124,645    81.87     51.26     8.79
                   -----   ------------    ------    ------     ----      ---------    -----     -----    -----
TOTAL:             1,064   $219,309,984    100.00%    6.990%     652      $ 206,118    82.99%    48.39%   33.67%
                   -----   ------------    ------    ------     ----      ---------    -----     -----    -----


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-HE1
                          GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                             NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                               OF       PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
GEOGRAPHIC                  MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
DISTRIBUTION                  LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC       IO
------------                  -----    -----------     ----      ------    -----    -----------     ---      ---       --
Arizona                          29   $  5,222,356      2.38%    6.809%     663     $   180,081    83.09%   47.13%   51.43%
Arkansas                          1        188,280      0.09     7.200      623         188,280   100.00   100.00     0.00
California                      355     95,167,711     43.39     6.607      659         268,078    81.31    51.98    45.60
Colorado                         45      8,293,631      3.78     7.334      644         184,303    86.14    45.15    32.90
Connecticut                      12      2,310,285      1.05     7.469      635         192,524    80.67    42.23     0.00
District of Columbia              2        429,923      0.20     6.877      668         214,962    84.00     0.00    80.01
Florida                         232     32,940,415     15.02     7.557      636         141,985    83.20    35.11    22.62
Georgia                          12      2,137,141      0.97     7.095      649         178,095    89.07    56.44    27.55
Hawaii                            3        780,108      0.36     6.911      645         260,036    78.85    76.95    42.05
Illinois                         27      5,914,325      2.70     7.401      632         219,049    88.22    62.34    21.08
Indiana                          12      1,136,300      0.52     7.807      592          94,692    87.00    61.69     0.00
Iowa                              7        603,209      0.28     7.920      649          86,173    86.52    68.16    10.35
Kansas                            5        675,900      0.31     7.593      610         135,180    94.63    61.02     0.00
Kentucky                          6        641,019      0.29     7.517      618         106,836    80.38    71.36    28.64
Maryland                         31      7,689,280      3.51     7.345      631         248,041    82.70    44.04    17.93
Massachusetts                    30      7,800,423      3.56     6.761      665         260,014    82.42    34.80    26.22
Michigan                          6      1,170,696      0.53     7.317      622         195,116    89.40    34.72     0.00
Minnesota                         8      1,268,843      0.58     6.610      669         158,605    86.90    70.08    41.91
Mississippi                       1        180,000      0.08     6.550      653         180,000   100.00   100.00   100.00
Missouri                          9        876,225      0.40     7.838      624          97,358    87.11    83.24    16.76
Nebraska                          5        453,883      0.21     6.671      694          90,777    83.99    72.11     0.00
Nevada                           17      3,847,249      1.75     6.752      647         226,309    82.38    46.89    24.19
New Hampshire                     7      1,191,801      0.54     7.392      673         170,257    81.17    21.13    32.15
New Jersey                       20      5,847,403      2.67     7.331      641         292,370    83.82    60.37    14.88
New Mexico                        1        179,259      0.08     8.750      675         179,259   100.00     0.00     0.00
New York                         17      4,940,885      2.25     7.550      693         290,640    88.00    42.06     0.00
North Carolina                    9      1,391,178      0.63     7.421      649         154,575    90.19    39.64    18.44
Ohio                              2        180,530      0.08     8.992      630          90,265    86.86   100.00     0.00
Oklahoma                          2        266,749      0.12     8.034      701         133,374    97.94     0.00     0.00
Oregon                            9      1,026,066      0.47     7.474      617         114,007    78.21    37.69    15.98
Pennsylvania                      7        987,025      0.45     7.394      659         141,004    87.34    56.58     0.00
Rhode Island                      3        687,851      0.31     6.590      713         229,284    80.00    29.77    26.69
South Carolina                    2        406,372      0.19     7.582      696         203,186    98.49     0.00     0.00
Tennessee                         1        195,839      0.09     6.990      544         195,839    70.00     0.00     0.00
Texas                            47      6,194,367      2.82     7.540      650         131,795    85.07    41.89    18.64
Utah                              7      1,372,819      0.63     7.106      689         196,117    86.75    39.04    46.01
Virginia                         15      4,242,570      1.93     6.967      650         282,838    82.17    45.35    52.73
Washington                       53      9,213,763      4.20     6.861      650         173,845    83.30    65.85    40.62
Wisconsin                         7      1,258,307      0.57     6.653      674         179,758    82.64    74.96     0.00
TOTAL:                        1,064   $219,309,984    100.00%    6.990%     652     $   206,118    82.99%   48.39%   33.67%

No more than approximately 0.60% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-HE1
                          GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------

ORIGINAL LOAN-TO-VALUE RATIOS

                         NUMBER     AGGREGATE                                     WEIGHTED    AVERAGE     WEIGHTED
                           OF       PRINCIPAL         PERCENT OF        WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   PERCENT
RANGE OF ORIGINAL       MORTGAGE     BALANCE           MORTGAGE         AVERAGE    CREDIT     BALANCE     ORIGINAL   FULL    PERCENT
LOAN-TO-VALUE RATIOS      LOANS    OUTSTANDING           POOL            COUPON     SCORE   OUTSTANDING     LTV       DOC       IO
--------------------      -----    -----------           ----            ------     -----   -----------     ---       ---       --
50.00% or less               12    $  2,198,073           1.00%          6.734%      640    $    183,173   43.41%    52.98%    7.73%
50.01% to 55.00%              6       1,393,973           0.64           6.666       657         232,329   52.58     21.91     0.00
55.01% to 60.00%              4         662,704           0.30           6.782       659         165,676   58.36    100.00     0.00
60.01% to 65.00%             13       3,715,748           1.69           6.835       595         285,827   63.29     44.45    34.96
65.01% to 70.00%             33       8,320,061           3.79           6.466       639         252,123   68.17     60.51    37.44
70.01% to 75.00%             31       6,049,978           2.76           7.026       636         195,161   73.78     46.09    19.70
75.01% to 80.00%            479     111,696,283          50.93           6.698       660         233,186   79.85     35.02    38.19
80.01% to 85.00%             72      18,363,443           8.37           6.976       637         255,048   84.29     58.98    35.48
85.01% to 90.00%            141      33,095,817          15.09           6.868       640         234,722   89.53     75.21    41.93
90.01% to 95.00%             67      12,192,648           5.56           7.885       668         181,980   94.49     55.54    15.06
95.01% to 100.00%           206      21,621,256           9.86           8.468       651         104,958   99.95     59.71    14.76
TOTAL:                    1,064    $219,309,984         100.00%          6.990%      652    $    206,118   82.99%    48.39%   33.67%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 15.63% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 4.07% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 97.71%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 20.78%.

MORTGAGE INSURANCE

                     NUMBER    AGGREGATE                                           WEIGHTED   AVERAGE     WEIGHTED
                       OF      PRINCIPAL         PERCENT OF        WEIGHTED         AVERAGE  PRINCIPAL    AVERAGE   PERCENT
                    MORTGAGE    BALANCE           MORTGAGE          AVERAGE         CREDIT    BALANCE     ORIGINAL    FULL   PERCENT
LOAN PURPOSE          LOANS   OUTSTANDING           POOL            COUPON           SCORE  OUTSTANDING     LTV       DOC       IO
------------          -----   -----------           ----            ------           -----  -----------     ---       ---       --
MGIC                    429   $100,379,364          45.77%          6.826%            645   $    233,985   83.83%    52.78%   37.48%
PMI                     416     99,833,362          45.52           6.801             662        239,984   81.97     43.91    35.08
No Insurance            219     19,097,258           8.71           8.842             630         87,202   83.87     48.70     6.31
TOTAL:                1,064   $219,309,984         100.00%          6.990%            652   $    206,118   82.99%    48.39%   33.67%


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-HE1
                          GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------


LOAN PURPOSE

                              NUMBER    AGGREGATE                                WEIGHTED    AVERAGE     WEIGHTED
                                OF      PRINCIPAL          PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                            MORTGAGE     BALANCE            MORTGAGE   AVERAGE    CREDIT     BALANCE     ORIGINAL    FULL   PERCENT
LOAN PURPOSE                  LOANS    OUTSTANDING            POOL      COUPON    SCORE    OUTSTANDING     LTV       DOC      IO
------------                  -----    -----------            ----      ------    -----    -----------     ---       ---      --
Purchase                        723    $146,580,155           66.84%    7.021%     661     $    202,739   84.14%    40.49%   36.48%
Refinance - Cashout             316      67,776,548           30.90     6.942      632          214,483   80.61     62.66    27.18
Refinance - Rate                 25       4,953,281            2.26     6.727      645          198,131   81.39     86.99    39.65
Term
TOTAL:                        1,064    $219,309,984          100.00%    6.990%     652     $    206,118   82.99%    48.39%   33.67%


PROPERTY TYPE

                                    NUMBER     AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                                      OF       PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                                   MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE     ORIGINAL   FULL    PERCENT
PROPERTY TYPE                       LOANS     OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV       DOC      IO
-------------                       -----     -----------      ----      ------    -----    -----------     ---       ---      --
Single Family                         785     $160,225,427     73.06%    7.003%     649     $    204,109   82.53%    48.42%   30.56%
Planned Unit Development              136       27,359,405     12.48     7.051      646          201,172   83.91     46.43    36.84
Condominium                            95       19,062,154      8.69     6.787      661          200,654   84.27     51.42    60.30
Two- to Four-Family                    44       11,787,266      5.37     7.043      685          267,892   84.33     43.78    23.64
Townhouse                               3          676,355      0.31     6.415      666          225,452   93.69    100.00    49.23
Manufactured Housing                    1          199,377      0.09     6.990      768          199,377   85.11    100.00   100.00
TOTAL:                              1,064     $219,309,984    100.00%    6.990%     652     $    206,118   82.99%    48.39%   33.67%


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-HE1
                          GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------


DOCUMENTATION

                                     NUMBER    AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                                       OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                                    MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE     ORIGINAL   FULL    PERCENT
FREMONT UNDERWRITING GUIDELINES      LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV       DOC       IO
-------------------------------      -----    -----------      ----      ------    -----    -----------     ---       ---       --
Full Documentation                      83    $ 25,080,580     11.44%    6.587%     633     $    302,176   86.33%   100.00%   44.75%
Stated Income                           86      19,613,448      8.94     7.499      659          228,063   79.14      0.00     0.00
Easy Documentation                       2         740,478      0.34     6.990      593          370,239   84.28      0.00     0.00
SUB-TOTAL:                             171    $ 45,434,505     20.72%    6.987%     644     $    265,699   83.19%    55.20%   24.70%


FIELDSTONE UNDERWRITING GUIDELINES
Full Documentation                     151    $ 38,005,727     17.33%    6.449%     669     $    251,694   84.04%   100.00%   54.14%
Stated Income                           48      12,062,587      5.50     6.643      712          251,304   80.07      0.00    52.43
24 Months Bank Statements               20       6,050,809      2.76     6.507      638          302,540   79.59      0.00    39.41
12 Months Bank Statements               13       3,757,527      1.71     6.862      693          289,041   82.18      0.00    48.92
SUB-TOTAL:                             232    $ 59,876,649     27.30%    6.520%     676     $    258,089   82.68%    63.47%   51.98%


CIT UNDERWRITING GUIDELINES
Stated Income                           32    $  5,639,360      2.57%    8.200%     696     $    176,230   92.42%     0.00%    0.00%
No Income Verification                  19       4,894,385      2.23     7.888      708          257,599   88.98      0.00     0.00
Full Documentation                      15       2,970,844      1.35     6.726      715          198,056   86.23    100.00     0.00
SUB-TOTAL:                              66    $ 13,504,590      6.16%    7.763%     705     $    204,615   89.81%    22.00%    0.00%


OTHER UNDERWRITING GUIDELINES
Stated Income                          258    $ 47,777,801     21.79%    7.215%     647     $    185,185   81.21%     0.00%   36.94%
Full Documentation                     267      40,065,300     18.27     7.049      620          150,057   83.26    100.00    25.02
All Other Documentation                 70      12,651,138      5.77     7.369      629          180,731   82.27      0.00    30.28
SUB-TOTAL:                             595    $100,494,239     45.82%    7.168%     634     $    168,898   82.16%    39.87%   31.35%

TOTAL:                               1,064    $219,309,984    100.00%    6.990%     652     $    206,118   82.99%    48.39%   33.67%



OCCUPANCY

                      NUMBER      AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                        OF        PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL     AVERAGE  PERCENT
                     MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE     ORIGINAL    FULL   PERCENT
OCCUPANCY              LOANS     OUTSTANDING       POOL     COUPON     SCORE   OUTSTANDING     LTV       DOC       IO
---------              -----     -----------       ----     ------     -----   -----------     ---       ---       --
Primary                1,009     $211,120,929     96.27%    6.938%      651    $    209,238   82.89%    48.91%   34.15%
Investment                31        4,323,668      1.97     7.654       670         139,473   80.52     59.37    40.51
Second Home               24        3,865,387      1.76     9.099       692         161,058   90.98      7.73     0.00
TOTAL:                 1,064     $219,309,984    100.00%    6.990%      652    $    206,118   82.99%    48.39%   33.67%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-HE1
                          GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------


MORTGAGE LOANS AGE SUMMARY

                        NUMBER     AGGREGATE                                 WEIGHTED    AVERAGE     WEIGHTED
                          OF       PRINCIPAL           PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   PERCENT
MORTGAGE LOANS AGE     MORTGAGE     BALANCE             MORTGAGE   AVERAGE    CREDIT     BALANCE     ORIGINAL    FULL   PERCENT
(MONTHS)                LOANS     OUTSTANDING              POOL     COUPON     SCORE   OUTSTANDING     LTV       DOC       IO
--------                -----     -----------              ----     ------     -----   -----------     ---       ---       --
1                          86     $ 11,511,341             5.25%    7.356%      633    $    133,853   83.15%    53.54%   24.41%
2                         411       81,933,069            37.36     7.214       633         199,351   82.57     50.20    22.67
3                         102       21,666,257             9.88     6.642       639         212,414   82.60     38.96    40.24
4                          31        7,964,269             3.63     6.411       646         256,912   82.27     30.26    38.32
5                          43       10,810,153             4.93     6.851       660         251,399   80.11     12.52    66.51
6                          11        1,743,515             0.80     6.731       675         158,501   80.14     31.42    56.43
7                         136       20,883,921             9.52     7.894       671         153,558   88.40     30.07     6.70
8                         132       32,763,729            14.94     6.700       677         248,210   82.58     64.57    44.15
9                         112       30,033,730            13.69     6.398       674         268,158   82.40     62.07    55.46
TOTAL:                  1,064     $219,309,984           100.00%    6.990%      652    $    206,118   82.99%    48.39%   33.67%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 5 months.




ORIGINAL PREPAYMENT PENALTY TERM

                      NUMBER    AGGREGATE                                         WEIGHTED    AVERAGE     WEIGHTED
                       OF       PRINCIPAL           PERCENT OF          WEIGHTED  AVERAGE    PRINCIPAL     AVERAGE  PERCENT
ORIGINAL PREPAYMENT  MORTGAGE    BALANCE             MORTGAGE            AVERAGE   CREDIT     BALANCE     ORIGINAL    FULL   PERCENT
PENALTY TERM          LOANS    OUTSTANDING             POOL              COUPON     SCORE   OUTSTANDING      LTV      DOC       IO
------------          -----    -----------             ----              ------     -----   -----------      ---      ---       --
None                    206    $ 38,827,144            17.70%            7.736%      658    $    188,481    85.87%   38.93%   15.32%
6 Months                  6         832,858             0.38             7.794       623         138,810    93.76    68.36     0.00
12 Months                36       9,131,340             4.16             7.009       670         253,648    83.46    43.30    36.88
24 Months               459      97,968,099            44.67             6.911       636         213,438    83.35    45.45    34.45
30 Months                 5       1,292,446             0.59             6.108       678         258,489    92.39    64.19    49.89
36 Months               348      70,921,241            32.34             6.689       667         203,797    80.53    57.72    42.49
60 Months                 4         336,855             0.15             8.182       613          84,214    84.33    58.49     0.00
TOTAL:                1,064    $219,309,984           100.00%            6.990%      652    $    206,118    82.99%   48.39%   33.67%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 28 months.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-HE1
                          GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------


CREDIT SCORES

                      NUMBER     AGGREGATE                                 WEIGHTED    AVERAGE     WEIGHTED
                        OF       PRINCIPAL           PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   PERCENT
RANGE OF             MORTGAGE     BALANCE             MORTGAGE   AVERAGE    CREDIT     BALANCE     ORIGINAL    FULL   PERCENT
CREDIT SCORES         LOANS     OUTSTANDING             POOL      COUPON     SCORE   OUTSTANDING     LTV       DOC       IO
-------------         -----     -----------             ----      ------     -----   -----------     ---       ---       --
500                       1     $     35,957             0.02%    8.600%      500    $     35,957   58.06%   100.00%    0.00%
501 to 525               13        2,160,288             0.99     8.726       514         166,176   77.73     47.90     0.00
526 to 550               31        6,520,814             2.97     7.559       539         210,349   78.87     54.51     5.60
551 to 575               46        9,651,989             4.40     7.591       566         209,826   81.15     65.09     5.81
576 to 600              112       21,159,830             9.65     7.270       590         188,927   84.36     68.09    12.81
601 to 625              167       33,292,212            15.18     7.078       614         199,355   85.14     64.18    24.39
626 to 650              202       39,654,316            18.08     6.956       638         196,308   81.83     47.55    44.08
651 to 675              170       32,733,019            14.93     6.983       663         192,547   81.97     22.99    44.78
676 to 700              140       30,030,691            13.69     6.904       686         214,505   84.18     42.57    41.12
701 to 725               93       22,394,587            10.21     6.587       712         240,802   82.48     51.81    43.75
726 to 750               39       10,115,631             4.61     6.786       738         259,375   82.83     28.81    40.26
751 to 775               34        7,592,859             3.46     6.401       762         223,319   84.12     53.53    31.15
776 to 797               16        3,967,789             1.81     6.382       784         247,987   83.81     42.75    34.63
TOTAL:                1,064     $219,309,984           100.00%    6.990%      652    $    206,118   82.99%    48.39%   33.67%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 797 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 652.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-HE1
                          GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------


CREDIT GRADES

                                     NUMBER    AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                                       OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   PERCENT
                                    MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE     ORIGINAL   FULL    PERCENT
FREMONT UNDERWRITING GUIDELINES      LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV       DOC       IO
-------------------------------      -----    -----------      ----      ------     -----   -----------     ---       ---       --
A+                                     157    $ 41,702,738     19.02%    6.950%      647    $    265,623   83.81%    56.52%   26.91%
A                                        5       1,410,425      0.64     7.274       596         282,085   78.66     62.44     0.00
A-                                       5       1,039,422      0.47     7.273       639         207,884   80.74     23.11     0.00
B                                        2         631,157      0.29     7.388       600         315,579   78.35      0.00     0.00
C                                        2         650,763      0.30     7.918       574         325,381   62.11     60.09     0.00
SUB-TOTAL:                             171    $ 45,434,505     20.72%    6.987%      644    $    265,699   83.19%    55.20%   24.70%


FIELDSTONE UNDERWRITING GUIDELINES
A+                                      21    $  4,700,151      2.14%    7.094%      635    $    223,817   98.56%    79.06%   45.61%
A                                      205      53,868,720     24.56     6.449       682         262,774   81.27     61.60    53.12
A-                                       3         966,104      0.44     6.977       579         322,035   83.04    100.00    37.78
B                                        3         341,674      0.16     8.422       549         113,891   84.03     41.84     0.00
SUB-TOTAL:                             232    $ 59,876,649     27.30%    6.520%      676    $    258,089   82.68%    63.47%   51.98%


CIT UNDERWRITING GUIDELINES
AA                                      35    $  6,325,652      2.88%    7.221%      719    $    180,733   88.54%    32.94%    0.00%
A                                       31       7,178,938      3.27     8.240       692         231,579   90.93     12.35     0.00
SUB-TOTAL:                              66    $ 13,504,590      6.16%    7.763%      705    $    204,615   89.81%    22.00%    0.00%


OTHER UNDERWRITING GUIDELINES
All Other Credit Grades                595    $100,494,239     45.82%    7.168%      634    $    168,898   82.16%    39.87%   31.35%

                                     1,064    $219,309,984    100.00%    6.990%      652    $    206,118   82.99%    48.39%   33.67%
TOTAL:


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-HE1
                          GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------


GROSS MARGINS

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                            NUMBER     AGGREGATE                                 WEIGHTED    AVERAGE     WEIGHTED
                              OF       PRINCIPAL           PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   PERCENT
RANGE OF                   MORTGAGE     BALANCE             MORTGAGE   AVERAGE    CREDIT     BALANCE     ORIGINAL   FULL    PERCENT
GROSS MARGINS                LOANS    OUTSTANDING             POOL      COUPON     SCORE   OUTSTANDING     LTV       DOC       IO
-------------                -----    -----------             ----      ------     -----   -----------     ---       ---       --
3.501% to 4.000%                2     $    510,759             0.29%    5.321%      693    $    255,379   80.00%   100.00%   64.22%
4.001% to 4.500%                7        1,872,781             1.06     5.564       684         267,540   85.83     91.60    53.49
4.501% to 5.000%               18        3,938,113             2.22     5.941       659         218,784   83.06     70.61    41.95
5.001% to 5.500%              173       47,007,663            26.49     6.197       672         271,721   81.90     47.72    62.75
5.501% to 6.000%              146       32,074,902            18.08     6.719       645         219,691   84.96     61.11    44.59
6.001% to 6.500%              122       26,399,887            14.88     7.079       631         216,393   82.72     37.39    29.59
6.501% to 7.000%              222       56,294,705            31.73     7.177       635         253,580   83.37     46.21    24.90
7.001% to 7.500%               24        5,396,194             3.04     7.892       607         224,841   82.98     27.51    12.38
7.501% to 8.000%                8        2,484,646             1.40     8.533       674         310,581   87.19      8.03    36.01
8.001% to 8.500%                3        1,113,148             0.63     9.045       646         371,049   91.03      0.00     0.00
8.501% to 9.000%                3          336,313             0.19    10.305       528         112,104   71.79     13.37     0.00
TOTAL:                        728     $177,429,110           100.00%    6.829%      647    $    243,721   83.25%    47.71%   39.55%

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 3.990% per annum to 9.000% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.177% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                         AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                             NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   PERCENT
RANGE OF MAXIMUM              MORTGAGE    BALANCE      MORTGAGE    AVERAGE  CREDIT      BALANCE     ORIGINAL   FULL    PERCENT
MORTGAGE RATES                 LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV       DOC       IO
--------------                 -----    -----------      ----      ------    -----    -----------     ---       ---       --
11.000% or less                   1     $    182,759      0.10%     5.000%    704     $    182,759   80.00%   100.00%    0.00%
11.001% to 11.500%               20        6,199,413      3.49      5.555     712          309,971   84.19     78.29    64.50
11.501% to 12.000%               80       21,174,856     11.93      5.839     668          264,686   80.92     67.91    69.73
12.001% to 12.500%              118       34,332,706     19.35      6.260     657          290,955   81.29     47.33    52.25
12.501% to 13.000%              113       27,268,208     15.37      6.622     654          241,312   83.68     52.39    56.43
13.001% to 13.500%               97       22,410,056     12.63      6.939     637          231,032   85.01     52.68    46.11
13.501% to 14.000%              112       26,934,759     15.18      7.192     624          240,489   84.31     46.59    15.86
14.001% to 14.500%               78       16,173,429      9.12      7.438     649          207,352   83.66     28.63    10.21
14.501% to 15.000%               60       13,607,997      7.67      7.899     630          226,800   84.73     24.15     9.28
15.001% to 15.500%               24        4,930,180      2.78      8.407     626          205,424   85.44     19.87     7.30
15.501% to 16.000%               17        2,776,020      1.56      8.861     613          163,295   87.99     42.86     7.19
16.001% to 16.500%                3          643,457      0.36      9.213     557          214,486   63.04     41.17     0.00
16.501% to 17.000%                3          503,529      0.28      9.922     522          167,843   74.93      0.00     0.00
17.501% to 18.000%                2          291,741      0.16     10.740     508          145,870   77.74      0.00     0.00
TOTAL:                          728     $177,429,111    100.00%     6.829%    647     $    243,721   83.25%    47.71%   39.55%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.000% per annum to 17.850% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.198% per annum.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-HE1
                          GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------


NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER    AGGREGATE                                 WEIGHTED    AVERAGE     WEIGHTED
                             OF      PRINCIPAL           PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   PERCENT
NEXT RATE                 MORTGAGE    BALANCE             MORTGAGE   AVERAGE    CREDIT     BALANCE     ORIGINAL   FULL    PERCENT
ADJUSTMENT DATE            LOANS    OUTSTANDING             POOL      COUPON     SCORE   OUTSTANDING     LTV       DOC      IO
---------------            -----    -----------             ----      ------     -----   -----------     ---       ---      --
June 2006                    21     $  5,686,374             3.20%    6.962%      648    $    270,780   93.52%    77.72%   29.67%
July 2006                    31        8,180,392             4.61     7.018       647         263,884   90.83     59.26    61.17
August 2006                  64       14,909,544             8.40     7.683       665         232,962   88.94     23.60     8.09
September 2006                2          266,995             0.15     6.778       720         133,498   80.00      0.00    37.40
October 2006                 26        5,884,807             3.32     6.801       659         226,339   80.79     16.89    70.36
November 2006                20        5,646,323             3.18     6.227       638         282,316   82.02     28.42    36.45
December 2006                67       17,461,329             9.84     6.360       639         260,617   81.48     34.37    43.60
January 2007                259       63,624,584            35.86     7.051       631         245,655   82.05     47.78    25.86
February 2007                42        7,270,569             4.10     7.083       632         173,109   82.93     54.77    18.47
July 2007                     4          831,225             0.47     6.359       688         207,806   92.00    100.00    26.23
September 2007                5        1,126,935             0.64     6.675       671         225,387   79.17     19.81    52.60
October 2007                 10        2,973,889             1.68     6.836       659         297,389   80.00      0.00    78.47
November 2007                 4        1,260,315             0.71     6.358       651         315,079   80.00     22.14    30.15
December 2007                 6        1,883,485             1.06     6.151       616         313,914   82.41     44.63    58.75
January 2008                 33        6,831,690             3.85     6.796       635         207,021   82.66     73.04    25.88
February 2008                12        2,313,999             1.30     6.979       623         192,833   81.86     50.45    63.37
June 2009                    72       18,957,198            10.68     6.218       681         263,294   81.89     66.78    73.56
July 2009                    41       10,271,001             5.79     6.397       680         250,512   81.22     62.47    71.81
August 2009                   2          519,644             0.29     6.239       667         259,822   74.91    100.00    37.04
September 2009                1          121,600             0.07     6.250       647         121,600   80.00    100.00   100.00
October 2009                  3          810,760             0.46     6.684       689         270,253   80.00     44.30    88.21
November 2009                 1          348,800             0.20     5.375       678         348,800   80.00    100.00   100.00
January 2010                  1          116,387             0.07     7.825       589         116,387   90.00      0.00     0.00
February 2010                 1          131,263             0.07     5.750       649         131,263   90.00    100.00     0.00
TOTAL:                      728     $177,429,111           100.00%    6.829%      647    $    243,721   83.25%    47.71%   39.55%


ORIGINATORS

                     NUMBER      AGGREGATE                                 WEIGHTED    AVERAGE     WEIGHTED
                       OF        PRINCIPAL           PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                    MORTGAGE      BALANCE             MORTGAGE    AVERAGE   CREDIT     BALANCE     ORIGINAL    FULL   PERCENT
ORIGINATORS           LOANS     OUTSTANDING             POOL      COUPON     SCORE   OUTSTANDING     LTV       DOC       IO
-----------           -----     -----------             ----      ------     -----   -----------     ---       ---       --
Fieldstone              232     $ 59,876,649            27.30%    6.520%      676    $    258,089   82.68%    63.47%   51.98%
Fremont                 171       45,434,505            20.72     6.987       644         265,699   83.19     55.20    24.70
CIT                      66       13,504,590             6.16     7.763       705         204,615   89.81     22.00     0.00
Other                   595      100,494,239            45.82     7.168       634         168,898   82.16     39.87    31.35
TOTAL:                1,064     $219,309,984           100.00%    6.990%      652    $    206,118   82.99%    48.39%   33.67%


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-HE1
--------------------------------------------------------------------------------

            ONE MONTH LIBOR CAP TABLE FOR THE CLASS A-1 CERTIFICATES

--------------------------------------------------------------------------------
             BEGINNING        ENDING    NOTIONAL         1ML            1ML
                                                        STRIKE         STRIKE
PERIOD         ACCRUAL       ACCRUAL   BALANCE ($)      LOWER          UPPER
                                                      COLLAR (%)     COLLAR (%)
--------------------------------------------------------------------------------
   1         3/25/2005     4/25/2005   198,245,000      5.539          9.290
   2         4/25/2005     5/25/2005   195,372,642      5.731          9.290
   3         5/25/2005     6/25/2005   192,000,463      5.540          9.290
   4         6/25/2005     7/25/2005   188,139,189      5.732          9.290
   5         7/25/2005     8/25/2005   183,843,837      5.541          9.290
   6         8/25/2005     9/25/2005   179,144,180      5.542          9.290
   7         9/25/2005    10/25/2005   174,098,436      5.734          9.290
   8        10/25/2005    11/25/2005   168,745,838      5.543          9.290
   9        11/25/2005    12/25/2005   163,184,963      5.735          9.290
  10        12/25/2005     1/25/2006   157,725,383      5.544          9.290
  11         1/25/2006     2/25/2006   152,397,440      5.545          9.290
  12         2/25/2006     3/25/2006   147,221,444      6.163          9.290
  13         3/25/2006     4/25/2006   142,194,255      5.547          9.290
  14         4/25/2006     5/25/2006   137,311,555      5.740          9.290
  15         5/25/2006     6/25/2006   132,304,269      5.550          9.290
  16         6/25/2006     7/25/2006   127,425,503      5.755          9.290
  17         7/25/2006     8/25/2006   122,616,364      5.571          9.290
  18         8/25/2006     9/25/2006   117,831,082      5.628          9.290
  19         9/25/2006    10/25/2006   112,696,871      5.909          9.290
  20        10/25/2006    11/25/2006   105,991,922      6.069          9.290
  21        11/25/2006    12/25/2006   99,445,250       7.512          9.290
  22        12/25/2006     1/25/2007   93,155,872       7.408          9.290
  23         1/25/2007     2/25/2007   87,271,213       7.526          9.290
  24         2/25/2007     3/25/2007   81,989,451       8.368          9.290
  25         3/25/2007     4/25/2007   78,089,915       7.563          9.290
  26         4/25/2007     5/25/2007   74,459,370       7.957          9.290
  27         5/25/2007     6/25/2007   71,049,768       8.173          9.290
  28         6/25/2007     7/25/2007   67,764,977       8.517          9.290
  29         7/25/2007     8/25/2007   64,591,564       8.290          9.290
  30         8/25/2007     9/25/2007   61,525,596       8.302          9.290
  31         9/25/2007    10/25/2007   58,562,931       8.610          9.290
  32        10/25/2007    11/25/2007   55,699,889       8.450          9.290
  33        11/25/2007    12/25/2007   52,933,829       9.290          9.290
  34        12/25/2007     1/25/2008   50,265,236       9.136          9.290
  35         1/25/2008     2/25/2008   47,686,517       9.184          9.290
  36         2/25/2008     3/25/2008   45,194,365       9.290          9.290
  37         3/25/2008     4/25/2008   42,785,489       9.211          9.290
  38         4/25/2008     5/25/2008        0           0.000          9.290


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-HE1
--------------------------------------------------------------------------------

            ONE MONTH LIBOR CAP TABLE FOR THE CLASS A-2 CERTIFICATES

--------------------------------------------------------------------------------
             BEGINNING        ENDING    NOTIONAL         1ML            1ML
                                                        STRIKE         STRIKE
PERIOD         ACCRUAL       ACCRUAL   BALANCE ($)      LOWER          UPPER
                                                      COLLAR (%)     COLLAR (%)
--------------------------------------------------------------------------------
   1         3/25/2005     4/25/2005   164,628,000      5.020          9.300
   2         4/25/2005     5/25/2005   162,159,518      5.195          9.300
   3         5/25/2005     6/25/2005   159,284,600      5.022          9.300
   4         6/25/2005     7/25/2005   156,013,545      5.198          9.300
   5         7/25/2005     8/25/2005   152,486,916      5.026          9.300
   6         8/25/2005     9/25/2005   148,717,404      5.027          9.300
   7         9/25/2005    10/25/2005   144,714,314      5.202          9.300
   8        10/25/2005    11/25/2005   140,490,903      5.029          9.300
   9        11/25/2005    12/25/2005   136,125,763      5.204          9.300
  10        12/25/2005     1/25/2006   131,706,538      5.031          9.300
  11         1/25/2006     2/25/2006   127,365,284      5.032          9.300
  12         2/25/2006     3/25/2006   123,146,142      5.594          9.300
  13         3/25/2006     4/25/2006   119,046,155      5.034          9.300
  14         4/25/2006     5/25/2006   115,061,911      5.210          9.300
  15         5/25/2006     6/25/2006   110,650,843      5.039          9.300
  16         6/25/2006     7/25/2006   106,358,759      5.226          9.300
  17         7/25/2006     8/25/2006   102,219,201      5.071          9.300
  18         8/25/2006     9/25/2006    98,217,060      5.073          9.300
  19         9/25/2006    10/25/2006    93,963,099      5.254          9.300
  20        10/25/2006    11/25/2006    89,677,997      5.337          9.300
  21        11/25/2006    12/25/2006    84,758,869      5.834          9.300
  22        12/25/2006     1/25/2007    79,783,032      6.363          9.300
  23         1/25/2007     2/25/2007    75,071,412      6.621          9.300
  24         2/25/2007     3/25/2007    70,823,310      7.336          9.300
  25         3/25/2007     4/25/2007    67,078,262      6.595          9.300
  26         4/25/2007     5/25/2007    63,983,095      6.921          9.300
  27         5/25/2007     6/25/2007    61,176,076      6.810          9.300
  28         6/25/2007     7/25/2007    58,464,968      7.332          9.300
  29         7/25/2007     8/25/2007    55,845,823      7.209          9.300
  30         8/25/2007     9/25/2007    53,314,086      7.202          9.300
  31         9/25/2007    10/25/2007    50,865,683      7.441          9.300
  32        10/25/2007    11/25/2007    48,497,786      7.287          9.300
  33        11/25/2007    12/25/2007    46,207,697      7.747          9.300
  34        12/25/2007     1/25/2008    43,993,969      7.769          9.300
  35         1/25/2008     2/25/2008    41,854,390      7.900          9.300
  36         2/25/2008     3/25/2008    39,785,232      8.450          9.300
  37         3/25/2008     4/25/2008    37,783,591      7.882          9.300
  38         4/25/2008     5/25/2008    37,783,591      8.238          9.300
  39         5/25/2008     6/25/2008    37,783,591      8.100          9.300
  40         6/25/2008     7/25/2008    37,783,591      8.643          9.300
  41         7/25/2008     8/25/2008    37,783,591      8.452          9.300
  42         8/25/2008     9/25/2008    37,783,591      8.439          9.300
  43         9/25/2008    10/25/2008    37,783,591      8.712          9.300
  44        10/25/2008    11/25/2008    37,435,792      8.453          9.300
  45        11/25/2008    12/25/2008    36,301,106      8.769          9.300
  46        12/25/2008     1/25/2009    35,203,103      8.495          9.300
  47         1/25/2009     2/25/2009    34,140,533      8.491          9.300
  48         2/25/2009     3/25/2009    33,112,179      9.300          9.300
  49         3/25/2009     4/25/2009    32,116,866      8.462          9.300
  50         4/25/2009     5/25/2009    31,153,486      8.739          9.300
  51         5/25/2009     6/25/2009    30,220,975      8.475          9.300
  52         6/25/2009     7/25/2009    29,318,361      8.978          9.300
  53         7/25/2009     8/25/2009    28,442,287      8.675          9.300
  54         8/25/2009     9/25/2009    27,593,802      8.659          9.300
  55         9/25/2009    10/25/2009    26,771,756      8.944          9.300
  56        10/25/2009    11/25/2009    25,975,956      8.648          9.300
  57        11/25/2009    12/25/2009    25,204,341      8.956          9.300
  58        12/25/2009     1/25/2010    24,457,029      8.643          9.300
  59         1/25/2010     2/25/2010    23,733,452      8.625          9.300
  60         2/25/2010     3/25/2010    23,032,862      9.300          9.300
  61         3/25/2010     4/25/2010    22,354,498      8.593          9.300
  62         4/25/2010     5/25/2010    21,697,628      8.873          9.300
  63         5/25/2010     6/25/2010    21,061,551      8.568          9.300
  64         6/25/2010     7/25/2010    20,445,573      9.052          9.300
  65         7/25/2010     8/25/2010    19,849,634      8.737          9.300
  66         8/25/2010     9/25/2010    19,272,446      8.717          9.300
  67         9/25/2010    10/25/2010    18,713,380      8.996          9.300
  68        10/25/2010    11/25/2010    18,171,846      8.685          9.300
  69        11/25/2010    12/25/2010    17,647,274      8.961          9.300
  70        12/25/2010     1/25/2011    17,139,096      8.645          9.300
  71         1/25/2011     2/25/2011    16,646,773      8.625          9.300
  72         2/25/2011     3/25/2011    16,169,788      9.300          9.300
  73         3/25/2011     4/25/2011    15,707,638      8.587          9.300
  74         4/25/2011     5/25/2011    15,259,841      8.864          9.300
  75         5/25/2011     6/25/2011        0           0.000          9.300


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-HE1
--------------------------------------------------------------------------------

           ONE MONTH LIBOR CAP TABLE FOR THE SUBORDINATE CERTIFICATES

--------------------------------------------------------------------------------
             BEGINNING        ENDING    NOTIONAL         1ML            1ML
                                                        STRIKE         STRIKE
PERIOD         ACCRUAL       ACCRUAL   BALANCE ($)      LOWER          UPPER
                                                      COLLAR (%)     COLLAR (%)
--------------------------------------------------------------------------------
   1         3/25/2005     4/25/2005   52,373,000       4.329          8.320
   2         4/25/2005     5/25/2005   52,373,000       4.513          8.320
   3         5/25/2005     6/25/2005   52,373,000       4.331          8.320
   4         6/25/2005     7/25/2005   52,373,000       4.515          8.320
   5         7/25/2005     8/25/2005   52,373,000       4.333          8.320
   6         8/25/2005     9/25/2005   52,373,000       4.334          8.320
   7         9/25/2005    10/25/2005   52,373,000       4.518          8.320
   8        10/25/2005    11/25/2005   52,373,000       4.335          8.320
   9        11/25/2005    12/25/2005   52,373,000       4.520          8.320
  10        12/25/2005     1/25/2006   52,373,000       4.337          8.320
  11         1/25/2006     2/25/2006   52,373,000       4.338          8.320
  12         2/25/2006     3/25/2006   52,373,000       4.930          8.320
  13         3/25/2006     4/25/2006   52,373,000       4.340          8.320
  14         4/25/2006     5/25/2006   52,373,000       4.525          8.320
  15         5/25/2006     6/25/2006   52,373,000       4.344          8.320
  16         6/25/2006     7/25/2006   52,373,000       4.541          8.320
  17         7/25/2006     8/25/2006   52,373,000       4.369          8.320
  18         8/25/2006     9/25/2006   52,373,000       4.402          8.320
  19         9/25/2006    10/25/2006   52,373,000       4.637          8.320
  20        10/25/2006    11/25/2006   52,373,000       4.762          8.320
  21        11/25/2006    12/25/2006   52,373,000       5.776          8.320
  22        12/25/2006     1/25/2007   52,373,000       5.960          8.320
  23         1/25/2007     2/25/2007   52,373,000       6.141          8.320
  24         2/25/2007     3/25/2007   52,373,000       6.925          8.320
  25         3/25/2007     4/25/2007   52,373,000       6.149          8.320
  26         4/25/2007     5/25/2007   52,373,000       6.512          8.320
  27         5/25/2007     6/25/2007   52,373,000       6.580          8.320
  28         6/25/2007     7/25/2007   52,373,000       7.005          8.320
  29         7/25/2007     8/25/2007   52,373,000       6.825          8.320
  30         8/25/2007     9/25/2007   52,373,000       6.829          8.320
  31         9/25/2007    10/25/2007   52,373,000       7.105          8.320
  32        10/25/2007    11/25/2007   52,373,000       6.948          8.320
  33        11/25/2007    12/25/2007   52,373,000       7.661          8.320
  34        12/25/2007     1/25/2008   52,373,000       7.541          8.320
  35         1/25/2008     2/25/2008   52,373,000       7.627          8.320
  36         2/25/2008     3/25/2008   52,373,000       8.236          8.320
  37         3/25/2008     4/25/2008   52,373,000       7.633          8.320
  38         4/25/2008     5/25/2008   48,108,177       8.014          8.320
  39         5/25/2008     6/25/2008   43,984,516       8.057          8.320
  40         6/25/2008     7/25/2008   39,999,778       8.320          8.320
  41         7/25/2008     8/25/2008   36,147,501       8.257          8.320
  42         8/25/2008     9/25/2008   32,422,484       8.245          8.320
  43         9/25/2008    10/25/2008   28,819,742       8.320          8.320
  44        10/25/2008    11/25/2008   26,098,940       8.240          8.320
  45        11/25/2008    12/25/2008   25,219,237       8.320          8.320
  46        12/25/2008     1/25/2009   24,368,426       8.286          8.320
  47         1/25/2009     2/25/2009   23,545,441       8.278          8.320
  48         2/25/2009     3/25/2009   22,749,326       8.320          8.320
  49         3/25/2009     4/25/2009   21,979,165       8.250          8.320
  50         4/25/2009     5/25/2009   21,234,080       8.320          8.320
  51         5/25/2009     6/25/2009   20,513,227       8.269          8.320
  52         6/25/2009     7/25/2009   19,815,858       8.320          8.320
  53         7/25/2009     8/25/2009   19,140,051       8.320          8.320
  54         8/25/2009     9/25/2009   18,485,992       8.320          8.320
  55         9/25/2009    10/25/2009   17,852,699       8.320          8.320
  56        10/25/2009    11/25/2009   17,239,782       8.320          8.320
  57        11/25/2009    12/25/2009   16,646,267       8.320          8.320
  58        12/25/2009     1/25/2010   16,071,779       8.320          8.320
  59         1/25/2010     2/25/2010   15,515,814       8.320          8.320
  60         2/25/2010     3/25/2010   14,977,774       8.320          8.320
  61         3/25/2010     4/25/2010   14,457,061       8.302          8.320
  62         4/25/2010     5/25/2010   13,953,095       8.320          8.320
  63         5/25/2010     6/25/2010   13,465,320       8.273          8.320
  64         6/25/2010     7/25/2010   12,993,193       8.320          8.320
  65         7/25/2010     8/25/2010   12,536,502       8.320          8.320
  66         8/25/2010     9/25/2010   12,094,414       8.320          8.320
  67         9/25/2010    10/25/2010   11,666,437       8.320          8.320
  68        10/25/2010    11/25/2010   11,252,103       8.320          8.320
  69        11/25/2010    12/25/2010   10,850,960       8.320          8.320
  70        12/25/2010     1/25/2011   10,462,568       8.289          8.320
  71         1/25/2011     2/25/2011   10,086,502       8.270          8.320
  72         2/25/2011     3/25/2011   9,722,355        8.320          8.320
  73         3/25/2011     4/25/2011   9,369,733        8.233          8.320
  74         4/25/2011     5/25/2011       0            0.000          8.320


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-HE1
--------------------------------------------------------------------------------

                       CLASS A-1 AVAILABLE FUNDS CAP TABLE

--------------------------------------------------------
                                               AVAILABLE
          PAYMENT        AVAILABLE FUNDS       FUNDS CAP
 PERIOD     DATE          CAP (%) (1)(2)      (%) (1)(3)
--------------------------------------------------------
   1     4/25/2005              --                  --
   2     5/25/2005            5.941              9.500
   3     6/25/2005            5.750              9.500
   4     7/25/2005            5.942              9.500
   5     8/25/2005            5.751              9.500
   6     9/25/2005            5.752              9.500
   7     10/25/2005           5.944              9.500
   8     11/25/2005           5.753              9.500
   9     12/25/2005           5.945              9.500
   10    1/25/2006            5.754              9.500
   11    2/25/2006            5.755              9.500
   12    3/25/2006            6.372              9.500
   13    4/25/2006            5.757              9.500
   14    5/25/2006            5.949              9.500
   15    6/25/2006            5.760              9.500
   16    7/25/2006            5.961              9.500
   17    8/25/2006            5.775              9.500
   18    9/25/2006            5.819              9.500
   19    10/25/2006           6.087              9.500
   20    11/25/2006           6.185              9.500
   21    12/25/2006           7.542              9.500
   22    1/25/2007            7.441              9.500
   23    2/25/2007            7.557              9.500
   24    3/25/2007            8.358              9.500
   25    4/25/2007            7.545              9.500
   26    5/25/2007            7.793              9.500
   27    6/25/2007            7.539              9.500
   28    7/25/2007            7.787              9.500
   29    8/25/2007            7.564              9.500
   30    9/25/2007            7.560              9.500
   31   10/25/2007            7.807              9.500
   32   11/25/2007            7.552              9.500
   33   12/25/2007            7.947              9.584
   34    1/25/2008            7.699              9.500
   35    2/25/2008            7.696              9.500
   36    3/25/2008            8.227             10.051
   37    4/25/2008            7.691              9.500
   38    5/25/2008            7.943              9.821
   39    6/25/2008            7.681             10.014
   40    7/25/2008            7.935             10.387
   41    8/25/2008            7.675             10.088
   42    9/25/2008            7.670             10.077
   43   10/25/2008            7.921             10.404
   44   11/25/2008            7.660             10.054
   45   12/25/2008            7.910             10.452
   46    1/25/2009            7.649             10.104
   47    2/25/2009            7.644             10.092
   48    3/25/2009            8.457             11.159
   49    4/25/2009            7.633             10.063
   50    5/25/2009            7.882             10.383
   51    6/25/2009            7.622             10.087
   52    7/25/2009            7.964             10.504
   53    8/25/2009            7.705             10.153
   54    9/25/2009            7.698             10.139
   55   10/25/2009            7.949             10.459
   56   11/25/2009            7.688             10.107
   57   12/25/2009            7.938             10.447
   58    1/25/2010            7.676             10.093
   59    2/25/2010            7.671             10.077
   60    3/25/2010            8.488             11.140
   61    4/25/2010            7.660             10.044
   62    5/25/2010            7.909             10.362
   63    6/25/2010            7.647             10.010
   64    7/25/2010            7.924             10.413
   65    8/25/2010            7.662             10.062
   66    9/25/2010            7.656             10.044
   67   10/25/2010            7.904             10.360
   68   11/25/2010            7.643             10.008
   69   12/25/2010            7.891             10.322
   70    1/25/2011            7.629              9.970
   71    2/25/2011            7.622              9.951
   72    3/25/2011            8.432             10.997
   73    4/25/2011            7.609              9.914
   74    5/25/2011            7.855             10.225
   75    6/25/2011            0.000              0.000

(1) Available Funds Cap for the Class A-1 Certificates is a per annum rate equal to (A) 12 times the quotient of (x) the total scheduled interest based on the Group I Net Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group I Mortgage Loans as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period.

(2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR and 1 year CMT are 2. 95375%, 3.41000% and 3. 55400%,, respectively.

(3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR and 1 year CMT are 2. 95375%, 3.41000% and 3. 55400%, respectively, for the first Distribution Date and both increase to 20.0000% for each Distribution Date thereafter. The values indicated include proceeds from the related 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-HE1
--------------------------------------------------------------------------------

                      CLASS A-2 AVAILABLE FUNDS CAP TABLE

--------------------------------------------------------
                                               AVAILABLE
          PAYMENT        AVAILABLE FUNDS       FUNDS CAP
 PERIOD     DATE          CAP (%) (1)(2)      (%) (1)(3)
--------------------------------------------------------
  1      4/25/2005            --                  --
  2      5/25/2005           5.395               9.500
  3      6/25/2005           5.222               9.500
  4      7/25/2005           5.398               9.500
  5      8/25/2005           5.226               9.500
  6      9/25/2005           5.227               9.500
  7      10/25/2005          5.402               9.500
  8      11/25/2005          5.229               9.500
  9      12/25/2005          5.404               9.500
  10     1/25/2006           5.231               9.500
  11     2/25/2006           5.232               9.500
  12     3/25/2006           5.794               9.500
  13     4/25/2006           5.234               9.500
  14     5/25/2006           5.410               9.500
  15     6/25/2006           5.239               9.500
  16     7/25/2006           5.426               9.500
  17     8/25/2006           5.267               9.500
  18     9/25/2006           5.270               9.500
  19     10/25/2006          5.450               9.500
  20     11/25/2006          5.526               9.500
  21     12/25/2006          5.990               9.500
  22     1/25/2007           6.494               9.500
  23     2/25/2007           6.748               9.500
  24     3/25/2007           7.456               9.500
  25     4/25/2007           6.723               9.500
  26     5/25/2007           6.946               9.500
  27     6/25/2007           6.719               9.500
  28     7/25/2007           6.942               9.500
  29     8/25/2007           6.785               9.500
  30     9/25/2007           6.780               9.500
  31     10/25/2007          7.002               9.500
  32     11/25/2007          6.774               9.500
  33     12/25/2007          7.089               9.500
  34     1/25/2008           6.866               9.500
  35     2/25/2008           6.882               9.500
  36     3/25/2008           7.355               9.500
  37     4/25/2008           6.875               9.500
  38     5/25/2008           7.099               9.500
  39     6/25/2008           6.884               9.500
  40     7/25/2008           7.109               9.500
  41     8/25/2008           6.882               9.500
  42     9/25/2008           6.876               9.500
  43     10/25/2008          7.100               9.500
  44     11/25/2008          6.865               9.500
  45     12/25/2008          7.088               9.500
  46     1/25/2009           6.854               9.500
  47     2/25/2009           6.849               9.500
  48     3/25/2009           7.576               9.607
  49     4/25/2009           6.837               9.500
  50     5/25/2009           7.059               9.500
  51     6/25/2009           6.826               9.500
  52     7/25/2009           7.275               9.500
  53     8/25/2009           7.037               9.500
  54     9/25/2009           7.030               9.500
  55    10/25/2009           7.263               9.500
  56    11/25/2009           7.037               9.500
  57    12/25/2009           7.264               9.500
  58     1/25/2010           7.022               9.500
  59     2/25/2010           7.015               9.500
  60     3/25/2010           7.759               9.752
  61     4/25/2010           7.001               9.500
  62     5/25/2010           7.227               9.500
  63     6/25/2010           6.987               9.500
  64     7/25/2010           7.301               9.500
  65     8/25/2010           7.059               9.500
  66     9/25/2010           7.051               9.500
  67    10/25/2010           7.278               9.500
  68    11/25/2010           7.035               9.500
  69    12/25/2010           7.261               9.500
  70     1/25/2011           7.019               9.500
  71     2/25/2011           7.011               9.500
  72     3/25/2011           7.753               9.748
  73     4/25/2011           6.994               9.500
  74     5/25/2011           7.219               9.500
  75     6/25/2011           0.000               0.000

(1) Available Funds Cap for the Class A-2 Certificates is a per annum rate equal to (A) 12 times the quotient of (x) the total scheduled interest based on the Group II Net Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group II Mortgage Loans as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period.

(2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR , 6 month LIBOR and 1 year CMT are 2. 95375%, 3.41000% and 3. 55400%,, respectively.

(3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR and 1 year CMT are 2. 95375%, 3.41000% and 3. 55400%,, respectively, for the first Distribution Date and both increase to 20.0000% for each Distribution Date thereafter. The values indicated include proceeds from the related 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-HE1
--------------------------------------------------------------------------------

                     SUBORDINATE AVAILABLE FUNDS CAP TABLE

--------------------------------------------------------
                                               AVAILABLE
          PAYMENT        AVAILABLE FUNDS       FUNDS CAP
 PERIOD     DATE          CAP (%) (1)(2)      (%) (1)(3)
--------------------------------------------------------
  1     4/25/2005              --                 --
  2     5/25/2005             5.693              9.500
  3     6/25/2005             5.511              9.500
  4     7/25/2005             5.695              9.500
  5     8/25/2005             5.513              9.500
  6     9/25/2005             5.514              9.500
  7     10/25/2005            5.698              9.500
  8     11/25/2005            5.515              9.500
  9     12/25/2005            5.700              9.500
  10    1/25/2006             5.517              9.500
  11    2/25/2006             5.518              9.500
  12    3/25/2006             6.110              9.500
  13    4/25/2006             5.520              9.500
  14    5/25/2006             5.705              9.500
  15    6/25/2006             5.523              9.500
  16    7/25/2006             5.719              9.500
  17    8/25/2006             5.545              9.500
  18    9/25/2006             5.570              9.500
  19    10/25/2006            5.798              9.500
  20    11/25/2006            5.886              9.500
  21    12/25/2006            6.838              9.500
  22    1/25/2007             7.011              9.500
  23    2/25/2007             7.190              9.500
  24    3/25/2007             7.949              9.500
  25    4/25/2007             7.172              9.500
  26    5/25/2007             7.409              9.500
  27    6/25/2007             7.167              9.500
  28    7/25/2007             7.404              9.500
  29    8/25/2007             7.210              9.500
  30    9/25/2007             7.206              9.500
  31    10/25/2007            7.442              9.500
  32    11/25/2007            7.199              9.500
  33    12/25/2007            7.558              9.500
  34    1/25/2008             7.321              9.500
  35    2/25/2008             7.327              9.500
  36    3/25/2008             7.831              9.500
  37    4/25/2008             7.321              9.500
  38    5/25/2008             7.560              9.500
  39    6/25/2008             7.320              9.500
  40    7/25/2008             7.561              9.687
  41    8/25/2008             7.315              9.500
  42    9/25/2008             7.310              9.500
  43    10/25/2008            7.549              9.728
  44    11/25/2008            7.300              9.500
  45    12/25/2008            7.538              9.781
  46    1/25/2009             7.289              9.500
  47    2/25/2009             7.284              9.500
  48    3/25/2009             8.058             10.457
  49    4/25/2009             7.273              9.500
  50    5/25/2009             7.510              9.730
  51    6/25/2009             7.262              9.500
  52    7/25/2009             7.652              9.905
  53    8/25/2009             7.403              9.576
  54    9/25/2009             7.396              9.561
  55    10/25/2009            7.639              9.866
  56    11/25/2009            7.394              9.540
  57    12/25/2009            7.634              9.865
  58    1/25/2010             7.381              9.530
  59    2/25/2010             7.376              9.514
  60    3/25/2010             8.160             10.516
  61    4/25/2010             7.364              9.500
  62    5/25/2010             7.602              9.783
  63    6/25/2010             7.351              9.500
  64    7/25/2010             7.645              9.892
  65    8/25/2010             7.392              9.558
  66    9/25/2010             7.385              9.540
  67    10/25/2010            7.624              9.840
  68    11/25/2010            7.371              9.506
  69    12/25/2010            7.609              9.804
  70    1/25/2011             7.357              9.500
  71    2/25/2011             7.350              9.500
  72    3/25/2011             8.130             10.442
  73    4/25/2011             7.336              9.500
  74    5/25/2011             7.573              9.710
  75    6/25/2011             0.000              0.000

(1) Available Funds Cap for the Subordinate Certificates is a per annum rate equal to the weighted average (weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group the current principal balance of the related Class A Certificates) of the Class A-1 Available Funds Cap and the Class A-2 Available Funds Cap.

(2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR , 6 month LIBOR and 1 year CMT are 2. 95375%, 3.41000% and 3. 55400%,, respectively.

(3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR , 6 month LIBOR and 1 year CMT are 2. 95375%, 3.41000% and 3. 55400%,, respectively, for the first Distribution Date and both increase to 20.0000% for each Distribution Date thereafter. The values indicated include proceeds from the related 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-HE1
--------------------------------------------------------------------------------

                         DISCOUNT MARGIN TABLE (TO CALL)


-------------------------------------------------------------------------------------------------------------------------
                                   0%                  80%                100%                150%              200%
                             PRICING SPEED        PRICING SPEED       PRICING SPEED       PRICING SPEED     PRICING SPEED
                                TO CALL              TO CALL             TO CALL             TO CALL            TO CALL
-------------------------------------------------------------------------------------------------------------------------
                              DISC MARGIN          DISC MARGIN         DISC MARGIN         DISC MARGIN        DISC MARGIN
-------------------------------------------------------------------------------------------------------------------------
CLASS M-1

           100.00000%                  46                   46                  46                  46                46

            WAL (YRS)               26.34                 5.15                4.32                3.68              2.15
       MOD DURN (YRS)               17.24                 4.67                3.99                3.45              2.07
     PRINCIPAL WINDOW       Oct27 - Oct33        May08 - Feb13       Jul08 - May11       Dec08 - Dec08     Mar07 - Jul07
-------------------------------------------------------------------------------------------------------------------------
CLASS M-2

           100.00000%                  65                   65                  65                  65                65

            WAL (YRS)               26.34                 5.14                4.23                3.59              2.26
       MOD DURN (YRS)               16.86                 4.62                3.89                3.36              2.16
     PRINCIPAL WINDOW       Oct27 - Oct33        Apr08 - Feb13       May08 - May11       Aug08 - Dec08     Jul07 - Jul07
-------------------------------------------------------------------------------------------------------------------------
CLASS M-3

           100.00000%                  70                   70                  70                  70                70

            WAL (YRS)               26.34                 5.13                4.20                3.39              2.26
       MOD DURN (YRS)               16.77                 4.61                3.86                3.18              2.16
     PRINCIPAL WINDOW       Oct27 - Oct33        Apr08 - Feb13       May08 - May11       Jul08 - Dec08     Jul07 - Jul07
-------------------------------------------------------------------------------------------------------------------------
CLASS B1

           100.00000%                 125                  125                 125                 125               125

            WAL (YRS)               26.34                 5.13                4.20                3.34              2.26
       MOD DURN (YRS)               15.74                 4.53                3.80                3.10              2.14
     PRINCIPAL WINDOW       Oct27 - Oct33        Apr08 - Feb13       May08 - May11       Jun08 - Dec08     Jul07 - Jul07
-------------------------------------------------------------------------------------------------------------------------
CLASS B-2

           100.00000%                 135                  135                 135                 135               135

            WAL (YRS)               26.34                 5.11                4.15                3.28              2.26
       MOD DURN (YRS)               15.56                 4.50                3.75                3.04              2.14
     PRINCIPAL WINDOW       Oct27 - Oct33        Apr08 - Feb13       Apr08 - May11       Jun08 - Dec08     Jul07 - Jul07
-------------------------------------------------------------------------------------------------------------------------
CLASS B-3

           100.00000%                 200                  200                 200                 200               200

            WAL (YRS)               26.27                 4.94                4.03                3.17              2.26
       MOD DURN (YRS)               14.46                 4.29                3.59                2.91              2.12
     PRINCIPAL WINDOW       Oct27 - Aug33        Apr08 - Sep12       Apr08 - Jan11       May08 - Sep08     Jul07 - Jul07
-------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-HE1
--------------------------------------------------------------------------------

                       DISCOUNT MARGIN TABLE (TO MATURITY)

------------------------------------------------------------------------------------------------------------------------
                                   0%                 80%                100%                150%              200%
                             PRICING SPEED       PRICING SPEED       PRICING SPEED       PRICING SPEED     PRICING SPEED
                              TO MATURITY         TO MATURITY         TO MATURITY         TO MATURITY       TO MATURITY
                              DISC MARGIN         DISC MARGIN         DISC MARGIN         DISC MARGIN       DISC MARGIN
------------------------------------------------------------------------------------------------------------------------
CLASS M-1

            100.00000%                 46                  48                  48                  51                46

             WAL (YRS)              26.44                5.68                4.74                4.85              2.20
        MOD DURN (YRS)              17.28                5.05                4.32                4.45              2.11
      PRINCIPAL WINDOW      Oct27 - Sep34       May08 - Jan19       Jul08 - Feb16       Mar09 - Dec11     Mar07 - Oct07
------------------------------------------------------------------------------------------------------------------------
CLASS M-2

            100.00000%                 65                  67                  67                  67                77

             WAL (YRS)              26.43                5.52                4.54                3.81              3.73
        MOD DURN (YRS)              16.89                4.90                4.13                3.55              3.45
      PRINCIPAL WINDOW      Oct27 - Jul34       Apr08 - Feb17       May08 - Aug14       Aug08 - Dec10     Oct07 - Jan12
------------------------------------------------------------------------------------------------------------------------
CLASS M-3

            100.00000%                 70                  71                  71                  71                85

             WAL (YRS)              26.40                5.34                4.37                3.49              4.17
        MOD DURN (YRS)              16.78                4.77                3.99                3.26              3.85
      PRINCIPAL WINDOW      Oct27 - Mar34       Apr08 - Sep14       May08 - Aug12       Jul08 - Sep09     Apr09 - Aug09
------------------------------------------------------------------------------------------------------------------------
CLASS B-1

            100.00000%                125                 126                 126                 126               149

             WAL (YRS)              26.38                5.24                4.29                3.40              3.83
        MOD DURN (YRS)              15.75                4.61                3.87                3.15              3.51
      PRINCIPAL WINDOW      Oct27 - Jan34       Apr08 - Feb14       May08 - Mar12       Jun08 - Jun09     Dec08 - Apr09
------------------------------------------------------------------------------------------------------------------------
CLASS B-2

            100.00000%                135                 135                 135                 135               159

             WAL (YRS)              26.34                5.12                4.16                3.28              3.59
        MOD DURN (YRS)              15.56                4.51                3.76                3.04              3.30
      PRINCIPAL WINDOW      Oct27 - Nov33       Apr08 - Jun13       Apr08 - Aug11       Jun08 - Feb09     Oct08 - Dec08
------------------------------------------------------------------------------------------------------------------------
CLASS B-3

            100.00000%                200                 200                 200                 200               232

             WAL (YRS)              26.27                4.94                4.03                3.17              3.40
        MOD DURN (YRS)              14.46                4.29                3.59                2.91              3.09
      PRINCIPAL WINDOW      Oct27 - Aug33       Apr08 - Sep12       Apr08 - Jan11       May08 - Sep08     Aug08 - Oct08
------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-HE1
--------------------------------------------------------------------------------

BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate ("CDR"), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at both static (1ML = 2.95375% ,6ML = 3.41000%, 1YR CMT=3.55400%) and forward LIBOR and 1year CMT, and at varying loss severity percentages. Other assumptions include: (1) prepayment speed at 20% HEP for the fixed rate mortgage loans and 100% PPC for the adjustable rate mortgage loans, (2) 0 month lag from default to loss, (3) 100% P&I advancing, (4) triggers fail (i.e., no OC stepdown and Class A-1 Certificates pay sequentially):

                          ---------------------------------------------     -----------------------------------------
                                       STATIC LIBOR                                      FORWARD LIBOR
                          ---------------------------------------------     -----------------------------------------
                          35% LOSS          45% LOSS           55% LOSS     35% LOSS           45% LOSS      55% LOSS
                          SEVERITY          SEVERITY           SEVERITY     SEVERITY           SEVERITY      SEVERITY
                          ---------------------------------------------     -----------------------------------------
 CLASS M-1   CDR Break      19.376%          14.725%            11.877%      16.593%            12.536%       10.071%
             Cum Loss        13.45%           14.13%             14.61%       12.03%             12.49%        12.80%
                          ---------------------------------------------     -----------------------------------------
 CLASS M-2   CDR Break      13.611%          10.554%             8.618%      10.826%             8.354%        6.800%
             Cum Loss        10.35%           10.87%             11.24%        8.64%              8.96%         9.18%
                          ---------------------------------------------     -----------------------------------------
 CLASS M-3   CDR Break      12.750%           9.917%             8.116%       9.987%             7.732%        6.306%
             Cum Loss         9.84%           10.33%             10.68%        8.09%              8.39%         8.59%
                          ---------------------------------------------     -----------------------------------------
 CLASS B-1   CDR Break      11.863%           9.256%             7.590%       9.128%             7.086%        5.792%
             Cum Loss         9.29%            9.76%             10.09%        7.51%              7.78%         7.97%
                          ---------------------------------------------     -----------------------------------------
 CLASS B-2   CDR Break      11.138%           8.711%             7.152%       8.426%             6.561%        5.374%
             Cum Loss         8.83%            9.28%              9.58%        7.02%              7.28%         7.46%
                          ---------------------------------------------     -----------------------------------------
 CLASS B-3   CDR Break      10.402%           8.169%             6.727%       7.759%             6.072%        4.989%
             Cum Loss         8.36%            8.79%              9.09%        6.55%              6.80%         6.98%
                          ---------------------------------------------     -----------------------------------------

                                  (LINE GRAPH)


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-HE1
--------------------------------------------------------------------------------

                                  EXCESS SPREAD

The table below displays excess spread in bps. Calculations are run to call at both static (1ML = 2.95375%, 6ML = 3.41000%, 1YR CMT=3.55400%) and forward LIBOR and 1year CMT. Excess spread means the per annum rate equal to 12 times the quotient of (x) the difference between (a) the total scheduled interest of the mortgage loans based on the Net Mortgage Rates in effect on the related due date minus (b) the total interest due on the Offered Certificates and the Class B-4 and Class B-5 Certificates, divided by (y) the aggregate principal balance of the Offered Certificates and the Class B-4 and Class B-5 Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period. Other assumptions include:
(1) prepayment speed is 20% HEP for the fixed rate mortgage loans and 100% PPC for the adjustable rate mortgage loans, (2) no defaults and no losses:

        ---------------------------------------------------------------------
                         EXCESS SPREAD IN BPS          EXCESS SPREAD IN BPS
         PERIOD         (STATIC LIBOR AND CMT)        (FORWARD LIBOR AND CMT)
        ---------------------------------------------------------------------
        Avg yr1                  242                            166
        Avg yr2                  293                            164
        Avg yr3                  403                            304
        Avg yr4                  422                            332
        Avg yr5                  438                            342
        ---------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                EXCESS SPREAD IN
         EXCESS SPREAD                                                 BPS
            IN BPS        1 MONTH       6 MONTH      1 YEAR         (FORWARD
         (STATIC LIBOR    FORWARD       FORWARD      FORWARD        LIBOR AND
 PERIOD    AND CMT)        LIBOR         LIBOR         CMT            CMT)
--------------------------------------------------------------------------------
   1          **          2.95375%      3.41000%     3.55400%          **
   2          249         3.07900%      3.49600%     3.67700%         237
   3          231         3.33800%      3.64200%     3.77500%         193
   4          249         3.45100%      3.75500%     3.84500%         200
   5          231         3.50400%      3.85400%     3.88900%         177
   6          231         3.63800%      3.95000%     3.90800%         163
   7          249         3.81100%      4.03000%     3.90700%         164
   8          230         3.94200%      4.08800%     3.89200%         133
   9          248         4.00500%      4.13000%     3.86800%         145
   10         230         4.03600%      4.16700%     3.84000%         124
   11         230         4.07000%      4.20300%     3.81000%         120
   12         288         4.11300%      4.23900%     3.78300%         174
   13         229         4.15500%      4.27400%     3.76300%         112
   14         247         4.19000%      4.30600%     3.75300%         126
   15         229         4.22100%      4.33800%     3.75400%         105
   16         248         4.25100%      4.36900%     3.76700%         121
   17         230         4.28200%      4.39900%     3.79000%         101
   18         233         4.31600%      4.42700%     3.82400%         101
   19         255         4.34700%      4.45400%     3.86600%         120
   20         262         4.37500%      4.47900%     3.91400%         129
   21         357         4.40200%      4.50100%     3.96700%         225
   22         374         4.42700%      4.52000%     4.02200%         240
   23         391         4.45200%      4.53600%     4.07800%         255
   24         467         4.47500%      4.55000%     4.13300%         329
   25         388         4.49100%      4.56200%     4.18300%         250
   26         411         4.50400%      4.57100%     4.22600%         280
   27         386         4.51500%      4.58000%     4.26200%         279
   28         410         4.52500%      4.58800%     4.29100%         318
   29         390         4.53300%      4.59600%     4.31400%         298
   30         389         4.54100%      4.60400%     4.33100%         297
   31         412         4.54800%      4.61300%     4.34400%         321
   32         387         4.55500%      4.62300%     4.35300%         294
   33         423         4.56300%      4.63300%     4.35900%         333
   34         398         4.57200%      4.64500%     4.36300%         306
   35         398         4.58100%      4.65800%     4.36500%         308
   36         449         4.59200%      4.67300%     4.36500%         363
   37         396         4.60500%      4.68900%     4.36400%         304
   38         428         4.61900%      4.70600%     4.36300%         338
   40         432         4.65000%      4.74300%     4.36200%         346
   41         408         4.66700%      4.76000%     4.36100%         318
   42         409         4.68600%      4.77600%     4.36200%         317
   43         434         4.70700%      4.78800%     4.36200%         343
   44         410         4.72500%      4.79700%     4.36400%         314
   45         434         4.74000%      4.80300%     4.36700%         344
   46         410         4.75100%      4.80700%     4.37000%         317
   47         410         4.75800%      4.81000%     4.37400%         316
   48         489         4.76100%      4.81500%     4.38000%         405
   49         410         4.75900%      4.82100%     4.38700%         316
   50         435         4.76000%      4.83200%     4.39500%         343
   51         410         4.76300%      4.84600%     4.40400%         317
   52         451         4.77100%      4.86200%     4.41500%         360
   53         426         4.78400%      4.87800%     4.42600%         331
   54         426         4.80100%      4.89400%     4.43800%         329
   55         452         4.82200%      4.90800%     4.45100%         356
   56         428         4.84100%      4.91800%     4.46500%         327
   57         453         4.85700%      4.92500%     4.47900%         356
   58         428         4.86900%      4.93000%     4.49300%         327
   59         428         4.87700%      4.93400%     4.50800%         326
   60         510         4.88100%      4.94000%     4.52200%         417
   61         429         4.88000%      4.94800%     4.53700%         326
   62         454         4.88200%      4.96000%     4.55200%         355
   63         430         4.88700%      4.97400%     4.56700%         327
   64         461         4.89600%      4.99100%     4.58200%         369
   65         436         4.90900%      5.00800%     4.59600%         340
   66         436         4.92700%      5.02400%     4.61000%         338
   67         462         4.94900%      5.03600%     4.62300%         365
   68         437         4.96900%      5.04500%     4.63600%         335
   69         463         4.98500%      5.04900%     4.64800%         364
   70         438         4.99500%      5.05100%     4.65900%         335
   71         439         5.00100%      5.05200%     4.67000%         335
   72         521         5.00200%      5.05400%     4.68100%         428
   73         440         4.99800%      5.05700%     4.69200%         335
   74         466         4.99600%      5.06300%     4.70400%         365
   75         ***         4.99700%      5.07300%     4.71600%         ***
   76         ***         5.00100%      5.08500%     4.72800%         ***
-------------------------------------------------------------------------


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.